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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Dade Behring Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                      April 25, 2003

Dear Fellow Shareholder:

        It is my pleasure to invite you to the Annual Meeting of Shareholders of Dade Behring Holdings, Inc. to be held at 2:00 p.m. Central Daylight Time on Wednesday, May 28, 2003, in the Education Center Auditorium at the Chicago Botanic Garden, 1000 Lake Cook Road, Glencoe, Illinois.

        A Notice of the Annual Meeting and a Proxy Statement covering the business of the meeting are enclosed, along with Dade Behring's Annual Report to Shareholders for the year ended December 31, 2002.

        If you plan to attend, please check the box provided on the proxy card. Whether or not you plan to attend, we urge you to complete, sign and return the enclosed proxy card in the accompanying postage-paid envelope or to vote by telephone, so that your shares will be represented and voted at the Annual Meeting.

Sincerely,
/s/ JIM REID-ANDERSON Jim Reid-Anderson Chairman of the Board, President and Chief Executive Officer

1717 Deerfield Road, Deerfield, IL 60015
NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS

April 25, 2003

To our Shareholders

        THE ANNUAL MEETING OF SHAREHOLDERS OF DADE BEHRING HOLDINGS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, May 28, 2003, at 2:00 p.m. Central Daylight Time in the Education Center Auditorium at the Chicago Botanic Garden, 1000 Lake Cook Road, Glencoe, Illinois, for the following purposes:

  1.
  To elect three directors to hold office for three years;

  2.
  To approve a proposal to amend the Company's Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock and preferred stock;

  3.
  To approve the Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan;

  4.
  To approve the Dade Behring Employee Stock Purchase Plan; and

  5.
  To transact such other business as may properly come before the Annual Meeting.

        Only shareholders of record at the close of business on April 1, 2003 will be entitled to vote at the Annual Meeting.

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2002, is being mailed to you with this Notice and the Proxy Statement.

By order of the Board of Directors,
/s/ LOUISE S. PEARSON Louise S. Pearson Vice President, General Counsel and Corporate Secretary

        All shareholders are cordially invited to attend the Annual Meeting, but whether or not you expect to attend the Annual Meeting in person, please vote your shares by proxy, either by completing, signing, and returning the enclosed proxy card in the postage-paid envelope provided, or by calling the telephone number and following the instructions provided on your proxy card.

TABLE OF CONTENTS

ABOUT OUR ANNUAL MEETING			1
Why have I received these materials?			1
Who is entitled to vote at the Annual Meeting?			1
How do I vote my shares at the Annual Meeting?			1
Can I change my vote after I return my proxy card or after I vote by telephone?			1
What constitutes a quorum for purposes of the Annual Meeting?			1
What vote is required to approve each item?			2
What effect does an abstention have?			2
What are "broker non-votes"?			2
How does the Board recommend that I vote my shares?			2
Who will bear the expense of soliciting proxies?			3
Shareholder proposals and nominations			3
Electronic access to proxy materials and annual reports			3
PROPOSALS
Proposal 1	—	Election of Directors	4
Proposal 2	—	Amendment to Dade Behring's Third Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock and Preferred Stock	6
Proposal 3	—	Approval of the Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan	7
Proposal 4	—	Approval of the Dade Behring Employee Stock Purchase Plan	9
CORPORATE GOVERNANCE AND RELATED MATTERS			13
BOARD OF DIRECTORS' MEETINGS, COMMITTEES AND FEES			13
Audit Committee			13
Compensation Committee			14
Governance Committee			14
Director Compensation			14
AUDIT COMMITTEE INFORMATION			15
Report of Audit Committee			15
Independent Auditor Information			15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS			16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE			17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT			17
EXECUTIVE COMPENSATION AND OTHER INFORMATION			19
REPORT ON EXECUTIVE COMPENSATION			19
PERFORMANCE GRAPH			22
EQUITY COMPENSATION PLANS			23
PENSION PLANS			25
EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS			26

i

SUMMARY COMPENSATION TABLE	28
OPTION GRANTS IN 2002	29
AGGREGATED OPTION EXERCISES IN 2002 AND OPTION VALUES AS OF DECEMBER 31, 2002	30

ii

DADE BEHRING HOLDINGS, INC.

1717 Deerfield Road, Deerfield, IL 60015

PROXY STATEMENT
FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS

ABOUT OUR ANNUAL MEETING

Why have I received these materials?

        The accompanying proxy, which is being mailed and made available electronically to shareholders on or about April 25, 2003, is solicited by the Board of Directors of Dade Behring Holdings, Inc. (referred to throughout this proxy statement as "Dade Behring," "the Company," "we" and "us") in connection with our Annual Meeting of Shareholders that will take place on Wednesday, May 28, 2003 at 2:00 p.m. Central Daylight Time in the Education Center Auditorium at the Chicago Botanic Garden, 1000 Lake Cook Road, Glencoe, Illinois. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Who is entitled to vote at the Annual Meeting?

        Holders of common stock of Dade Behring as of the close of business on April 1, 2003 will be entitled to notice of and to vote at the Annual Meeting. On April 1, 2003, there were outstanding and entitled to vote 40,039,067 shares of common stock, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

How do I vote my shares at the Annual Meeting?

        If you are a "record" shareholder of common stock (that is, if you hold common stock in your own name in Dade Behring's stock records maintained by our transfer agent, Mellon Shareholder Services), you may complete and sign the accompanying proxy card and return it to Dade Behring or deliver it in person. In addition, you may vote by using a toll-free telephone number by following the instructions included with your proxy card. The telephone voting facilities for shareholders of record will close at 11:00 P.M. Eastern Standard Time on May 27, 2003.

        "Street name" shareholders of common stock (that is, shareholders who hold common stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a voting instruction form from the institution that holds their shares and to follow the voting instructions on that form.

Can I change my vote after I return my proxy card or after I vote by telephone?

        Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Regardless of whether you voted using a traditional proxy card, or by telephone, you may use either method to change your vote. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or by voting again prior to the time at which the telephone voting facilities close by following the procedures applicable to those methods of voting. In each event, the later submitted vote will be recorded and the earlier vote revoked. In addition, you may change your vote by casting a ballot in person at the Annual Meeting.

What constitutes a quorum for purposes of the Annual Meeting?

        The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

What vote is required to approve each item?

        The election of directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting by shares represented in person or by proxy and entitled to vote for the election of directors.

        The proposal to amend Dade Behring's Third Amended and Restated Certificate of Incorporation to increase the number of our authorized common and preferred shares requires the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting.

        Each other item to be voted upon at the Annual Meeting requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the matter for approval.

What effect does an abstention have?

        A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. An abstention will have no effect on the outcome of the election of directors, but an abstention on any other matter will have the effect of a negative vote on that matter. If you hold your shares in "street name" through a broker or other nominee, shares represented by "broker non-votes" will be counted in determining whether there is a quorum, but will not be counted as votes cast on any matter.

What are "broker non-votes"?

        If you hold shares through a broker, bank or other nominee, generally the nominee may vote the shares for you in accordance with your instructions. Stock exchange and NASD rules prohibit a broker from voting shares held in a brokerage account on some proposals (a "broker non-vote") if the broker does not receive voting instructions from you. Under these rules, a broker may not vote in its discretion on item 2, the proposal to amend Dade Behring's Third Amended and Restated Certificate of Incorporation. Shares that are subject to a broker non-vote and in respect of which voting instructions are not received by the broker are counted for determining the quorum but are not voted on the particular matter. Failure to provide voting instructions to a broker on item 2 will result in a broker non-vote, which will have the effect of the relevant shares being voted against approval of item 2.

How does the Board recommend that I vote my shares?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board unanimously recommends a vote:

  1.
  FOR the election of the nominated directors;

  2.
  FOR the amendment to increase the number of authorized shares of common stock and preferred stock;

  3.
  FOR the approval of the Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan; and

  4.
  FOR the approval of the Dade Behring Employee Stock Purchase Plan.

        With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in the proxy holders' own discretion in the best interests of Dade Behring. At the date this proxy statement went to press, the Board of Directors had no knowledge of any business other than that described in this proxy statement that will be presented for consideration at the Annual Meeting.

Who will bear the expense of soliciting proxies?

        Dade Behring will bear the cost of soliciting proxies in the form enclosed. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of our common stock.

Shareholder proposals and nominations

        Any shareholder who intends to present a proposal at Dade Behring's annual meeting to be held in 2004 and who wishes to have the proposal included in Dade Behring's proxy statement for that meeting must deliver the proposal to Louise S. Pearson, the Corporate Secretary, by no later than December 16, 2003. All proposals must satisfy the rules and regulations of the Securities and Exchange Commission to be eligible for inclusion in the proxy statement.

        Shareholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in Dade Behring's bylaws. The bylaws require all shareholders who intend to make proposals at an annual meeting to submit their proposals to the Corporate Secretary not fewer than 90 and not more than 120 days before the anniversary date of the previous year's annual meeting.

        The bylaws also provide that nominations for director may only be made by the Board of Directors (or an authorized board committee) or by a shareholder entitled to vote who sends notice to Dade Behring not fewer than 90 nor more than 120 days before the anniversary date of the previous year's annual meeting and complies with the procedures and requirements specified in Dade Behring's bylaws.

        To be eligible for consideration at the 2004 Annual Meeting, proposals which have not been submitted by the deadline for inclusion in the proxy statement and nominations for director must be received by the Corporate Secretary between January 27, 2004 and February 28, 2004. This advance notice period is intended to allow all shareholders to have an opportunity to consider all business and nominees expected to be considered at the meeting.

        All submissions to, or requests from, the Corporate Secretary should be made to Dade Behring's principal executive offices at 1717 Deerfield Road, Deerfield, Illinois 60015-0778. A copy of Dade Behring's bylaws is available, without charge, upon written request to the Corporate Secretary.

Electronic access to proxy materials and annual reports

        This proxy statement and Dade Behring's 2002 Annual Report are available on Dade Behring's Internet site at http://www.dadebehring.com. Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. If you are a record shareholder, you can choose this option and save Dade Behring the cost of producing and mailing these documents by marking the appropriate box on your proxy card or by following the instructions provided if you vote by telephone. If you are a street name shareholder, please refer to the information provided by the institution that holds your shares and follow that institution's instructions on how to elect to view future proxy statements and annual reports over the Internet.

PROPOSALS

Proposal 1—Election of Directors

        Our Board of Directors currently consists of seven members and is divided into three classes, Class 1, Class 2 and Class 3. Each year, the directors in one of the three classes are elected to serve a three-year term. Messrs. James W. P. Reid-Anderson, Jeffrey D. Benjamin and Alan S. Cooper are Class 1 directors and have been nominated and unanimously recommended by the Board of Directors for election at the Annual Meeting. If elected, they will serve until our 2006 annual meeting and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Class 2 directors will be considered for election at our 2004 annual meeting. The Class 3 directors will be considered for election at our 2005 annual meeting.

        During 2002 Dade Behring completed a financial restructuring on the terms of a plan of reorganization that we refer to as our "Plan of Reorganization." The Plan of Reorganization was implemented pursuant to our bankruptcy filing made under Chapter 11 of the United States Bankruptcy Code. The Bankruptcy Court confirmed the Plan of Reorganization on September 18, 2002 and it became effective on October 3, 2002. All of the current members of the Board of Directors were appointed on effectiveness of the Plan of Reorganization on October 3, 2002, other than Mr. Reid-Anderson, who was first appointed as a director in 2000.

        Directors will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting.

Information with respect to Nominees and Continuing Directors

        The following table sets forth information as to persons who serve as our directors

Name	Age	Position	Term Expires	Audit Committee Member	Compensation Committee Member	Governance Committee Member
James W. P. Reid-Anderson	43	Chairman, President and CEO	2003
N. Leigh Anderson Ph.D.	53	Director	2004	X
James G. Andress	64	Director	2004		X	X
Jeffrey D. Benjamin	41	Director	2003		X	X
Alan S. Cooper	44	Director	2003		X	X
Bradley G. Pattelli	36	Director	2005	X
Richard W. Roedel	53	Director	2005	X

Nominees for Reelection at this Annual Meeting (Class 1)

        James W. P. Reid-Anderson was elected to the Board of Directors in 2000 and was named Chairman of the Board of Directors in October 2002. Mr. Reid-Anderson has served as President and Chief Executive Officer since September 2000. Mr. Reid-Anderson joined us in 1996 as Executive Vice President and Chief Financial Officer for Dade Behring Inc. and became Chief Administrative Officer and Chief Financial Officer in September 1997, responsible for all headquarters functions on the merger of Dade and Behring. In April 1999, Mr. Reid-Anderson was promoted to President and Chief Operating Officer. From 1994 to 1996, Mr. Reid-Anderson worked for Wilson Sporting Goods where he served as Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Reid-Anderson had responsibility for the company's international unit. He also held financial positions of increasing responsibility at PepsiCo, Inc., Grand Metropolitan PLC and Mobil Oil Corporation, with roles based in Europe, Asia and North America. Mr. Reid-Anderson is a fellow of the Association of Chartered

Certified Accountants and holds a degree with honors from the University of Birmingham in England. Mr. Reid-Anderson also currently serves on the board of directors of Trustmark Insurance Company and the Montessori School of Lake Forest.

        Jeffrey D. Benjamin was appointed as a director on October 3, 2002 and is a member of the Compensation and Governance Committees. Mr. Benjamin joined Apollo Management, L.P. as a Senior Advisor in New York, New York in September 2002. Prior to this, he was employed by Libra Securities, LLC and its predecessors from 1998 to 2002 in various positions, including Co-Chief Executive Officer. From 1996 through 1998, he was employed by UBS Securities, Inc. as a Managing Director. Mr. Benjamin also currently serves as a director of Exco Resources, Inc., Chiquita Brands International, Inc., NTL Incorporated and McLeod USA.

        Alan S. Cooper was appointed as a director on October 3, 2002 and is Chairperson of the Governance Committee and a member of the Compensation Committee. On April 1, 2003, Mr. Cooper became a Managing Partner in Jet Capital Management, a New York based private investment firm specializing in risk arbitrage, capital structure arbitrage and other event-driven investing. Prior to such time, Mr. Cooper had been a Principal of Redwood Capital Management hedge fund located in Englewood Cliffs, New Jersey from 2000 to March 2003. Prior to joining Redwood Capital, he served as General Counsel to Dickstein Partners, Inc. from 1992 to 2000 and also as Vice President beginning in 1994.

Directors with Terms Expiring in 2004 (Class 2)

        N. Leigh Anderson, Ph.D. was appointed as a director on October 3, 2002 and is a member of the Audit Committee. Dr. Anderson is Founder and Chief Executive Officer of the Plasma Proteome Institute, or PPI, in Washington, D.C. Dr. Anderson also consults through Anderson Forschung Group, where he is a Principal. Prior to founding PPI, he was Chief Scientific Officer at Large Scale Biology Corporation, or LSBC, whose proteomics division he founded in 1985 and led as Chief Executive Officer prior to its merger in 1999 with Biosource Technologies which created the current LSBC. He founded, along with Dr. Norman Anderson, the Molecular Anatomy Program at the Argonne National Laboratory in Chicago where his work in the development of 2-D electrophoresis and molecular database technology earned him, among other distinctions, the American Association for Clinical Chemistry's Young Investigator Award for 1982 and the 1983 Pittsburgh Analytical Chemistry Award.

        James G. Andress was appointed as a director on October 3, 2002 and is Chairperson of the Compensation Committee and a member of the Governance Committee. From 1996 through 2000, Mr. Andress served as President and Chief Executive Officer of Warner Chilcott, PLC. Warner Chilcott is a pharmaceutical company that develops prescription drugs in the areas of women's health care, urology, dermatology and cardiology. He was appointed Chairman of Warner Chilcott, PLC in 1998. Mr. Andress also currently serves as a director of the Allstate Corporation, Information Resources, Inc., Option Care, Inc., Sepracor, Inc. and Xoma Corporation.

Directors with Terms Expiring in 2005 (Class 3)

        Bradley G. Pattelli was appointed as a director on October 3, 2002 and is a member of the Audit Committee. Mr. Pattelli is a Director at Angelo, Gordon & Company in New York, New York, an investment firm specializing in non-traditional asset management. Mr. Pattelli has been employed at Angelo, Gordon & Company from 1998 to the present where he is the Director, Distressed Debt, Leveraged Loan and Special Situations. From 1997 through 1998, he was employed at DiSilvestri Asset Management as Analyst/Co-Portfolio Manager, Long-Short Equity Fund.

        Richard W. Roedel was appointed as a director on October 3, 2002 and is Chairperson of the Audit Committee. Mr. Roedel is the Co-Founder and Principal of Pinnacle Ventures LLC in New Canaan, Connecticut, which was started in 2000. From 1985 through 2000, he was employed by BDO Seidman,

LLC as an Audit Partner, later being promoted in 1990 to Managing Partner in Chicago and then Managing Partner in New York in 1994 and finally in 1999 to Chairman and Chief Executive Officer. Mr. Roedel currently serves as director of Take-Two Interactive Software, Inc. and Brightpoint, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF MESSRS. JAMES W. P. REID-ANDERSON, JEFFREY D. BENJAMIN AND
ALAN S. COOPER AS CLASS 1 DIRECTORS

Proposal 2—Amendment to Dade Behring's Third Amended and Restated
Certificate of Incorporation to Increase the Number of
Authorized Shares of Common Stock and Preferred Stock

        The Board of Directors has authorized, and recommends for your approval, an amendment to Dade Behring's Third Amended and Restated Certificate of Incorporation, increasing the number of authorized shares of common stock from 50 million to 65 million shares, par value $.01 per share. In addition, the proposed amendment would proportionately increase the number of shares of preferred stock of Dade Behring from 50,000 shares to 65,000 shares, par value $.01 per share. A copy of the proposed Certificate of Amendment is attached to this proxy statement as Appendix A.

        On April 1, 2003, of the 50,050,000 authorized shares of the Company, a total of 40,039,067 shares of common stock were outstanding and 8,269,824 shares of common stock were reserved for potential issuance in connection with our stock incentive plans. No shares of preferred stock are currently outstanding and all of the authorized shares of preferred stock are reserved for issuance as Series A Junior Participating Preferred Stock for the purposes of Dade Behring's rights agreement.

        Although there are sufficient shares available to permit all presently contemplated issuances, the Board believes that the proposed amendment is in the best interests of the Company and its shareholders because the Company currently has a limited number of authorized and unissued shares that are not reserved for issuance. The proposed increase in Dade Behring's authorized share capital will provide Dade Behring with flexibility of action in the future by assuring there will be sufficient authorized but unissued shares of common stock available for issuance in connection with a primary offering of common stock, acquisitions, employee benefit plans and other general corporate purposes without the necessity of further shareholder action at any special or annual meeting. The Board will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes. Dade Behring has no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock that would be authorized by the proposed amendment. In addition, the proposed increase in the number of authorized shares of preferred stock will be necessary to accommodate Dade Behring's obligation to issue additional preferred stock purchase rights pursuant to its rights agreement as a result of the increase in the number of authorized shares of common stock.

        If the proposed amendment is approved, the additional shares will be available for issuance from time to time without further action by shareholders (unless required by applicable law, regulatory agencies or by the rules of any stock market on which Dade Behring's shares may then be listed) and without first offering more shares to shareholders. Shareholders do not have pre-emptive rights with respect to the common stock or preferred stock. The issuance of common stock or preferred stock, or securities convertible into common stock or preferred stock, on other than a pro rata basis would result in the dilution of a present shareholder's percentage interest in Dade Behring.

        Dade Behring has not proposed the increase in the authorized number of shares of common stock with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of Dade Behring. As of this date, Dade Behring is unaware of any pending or threatened efforts to acquire control of the Company.

        The proposed amendment provides that Section 1 of Article Four of the Company's Third Amended and Restated Certificate of Incorporation be amended in its entirety to read as follows:

  (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is 65,065,000, consisting of (1) 65,000,000 shares of Common Stock, par value $.01 per share, and (2) 65,000 shares of Preferred Stock, par value $.01 per share. The number of authorized shares of any of the Preferred Stock or the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

        Approval of the proposed amendment requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Neither an abstention nor a broker non-vote is an affirmative vote. Therefore, both abstentions and broker non-votes will have the effect of votes cast against the proposed amendment. If the proposed amendment is approved by shareholders, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which Dade Behring plans to file as soon as practicable following the Annual Meeting. The Board of Directors has unanimously approved the proposed amendment and believes it to be in the best interests of the Company and the shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
PROPOSAL TO AMEND DADE BEHRING'S THIRD AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK AND PREFERRED STOCK

Proposal 3—Approval of the Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan

        We are asking shareholders to approve the Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan (the "Directors' Plan"). The purpose of the Directors' Plan is to advance the interests of the Company and its stockholders by providing a means to attract and retain qualified persons to serve as directors. It is intended (1) to permit directors to defer receipt—and therefore taxability—of all or a portion of their compensation as directors and (2) to encourage a greater ownership interest by directors in the Company. Our Board of Directors adopted the Directors' Plan on February 4, 2003. A copy of the Directors' Plan is attached to this proxy statement as Appendix B. The description herein is a summary and not intended to be a complete description of the Directors' Plan. Please read the Directors' Plan for more detailed information.

Available Shares

        The maximum number of shares of common stock that can be distributed under the Directors' Plan is 100,000, subject to adjustment in the event of certain corporate or share events such as recapitalizations or stock splits. The shares of common stock under the Directors' Plan may include authorized but unissued shares, treasury shares, or shares reacquired by the Company.

Administration

        The Directors' Plan will be administered by the entire Board or, if the Board decides, by a committee designated by the Board. The Board or committee, as applicable, has the authority to make determinations it deems appropriate for administering the Directors' Plan, subject to the express terms of the Directors' Plan.

Eligibility

        Any director who is not an employee of the Company or of any subsidiary or affiliate may participate in the Directors' Plan. Six current directors are eligible to participate in the Directors' Plan.

Election to Defer Compensation

        Nonemployee directors are entitled to fees for their services as directors. (See Director Compensation, page 14). Eligible directors may elect to defer all or a percentage (not less than 50% and in increments of 5% up to 100%) of their fees. Directors may make a deferral election prior to the effective date of the Directors' Plan or before the first day of any subsequent calendar year for which deferral is elected, in accordance with administrative procedures established for the Directors' Plan. A new nonemployee director may make the election, in accordance with administrative procedures established for the Directors' Plan, before the first day he or she is entitled to receive fees.

        The deferral election applies to all fees payable after the election is made, until the election is revoked or modified. Any revocation or modification will only be effective for director fees payable in a subsequent calendar year and must be made before the first day of any subsequent calendar year in accordance with administrative procedures established with respect to the Directors' Plan.

Operation of Stock Unit Accounts

        Director fees for which deferral elections have been made will be deferred when they would otherwise have been paid. Fees deferred will be credited on a bookkeeping basis to the directors' stock unit account. The fees will be converted to stock units based on the fair market value of our common stock on each date of deferral. (For purposes of the Directors' Plan, fair market value is generally determined as the mean between the highest and lowest reported sale price of a share of common stock on such date.) Each stock unit will give the director the right to receive one share of common stock when the stock unit account is distributed.

        In the event dividends are declared and become payable with respect to our common stock, on each dividend payment date, dividends which would have been paid on a number of shares of common stock equal to the number of stock units credited to the directors' stock unit account as of the dividend record date will be converted to stock units based on the fair market value of common stock on such dividend payment date and added to the directors' stock unit account.

        If the director make no other election, distribution of the stock unit account will begin after the director's service as a director or employee terminates for any reason. If the director so elects, the stock unit account may be distributed as soon as administratively feasible after a date the director specifies or upon a change in control (as defined in the Directors' Plan). Distribution may be either in a lump sum or in substantially equal installments over a period of not more than five years, as elected by the director.

        If a director dies before the entire stock unit account has been distributed, the balance in the stock unit account will be paid in shares of common stock to the beneficiary designated by the director, if any, or otherwise to the survivor spouse, if any, or to the director's estate.

Amendment or Termination of the Directors' Plan

        The Directors' Plan may be amended or terminated by the Board at any time provided that no action taken without the consent of an affected director may materially impair the rights of such director with respect to any stock units already credited to the director's stock unit account. However, the Directors' Plan specifically permits the termination and payout of stock unit accounts upon a change in control (as defined in the Directors' Plan). The Directors' Plan will terminate by its own terms when no shares of common stock remain available under the Directors' Plan and the Company has no further rights or obligations under the Directors' Plan.

New Plan Benefits

        The following table summarizes the benefits or the amounts that will be received or allocated to each of the following groups pursuant to the Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan for the period April 1, 2003 through June 30, 2003—the period for which these benefits or amounts are determinable.

Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan
Name and Position	Dollar Value ($)		Number of Units
James W. P. Reid-Anderson, President and Chief Executive Officer	N/A		N/A
Dominick M. Quinn, Executive Vice President	N/A		N/A
Hiroshi Uchida, Executive Vice President	N/A		N/A
John M. Duffey, Senior Vice President and Chief Financial Officer	N/A		N/A
Mark Wolsey-Paige, Executive Vice President	N/A		N/A
Executive Group	N/A		N/A
Non-Executive Director Group	$39,375	(1)	2,123	(1),(2)
Non-Executive Officer Employee Group	N/A		N/A

(1)
Based on current elections for 2003 by eligible directors with respect to their retainer fees for the period April 1, 2003 through June 30, 2003. This dollar amount was converted into units by dividing the dollar amount by the stock price when such dollar amounts otherwise would have been paid. Such units, including adjustments such as for any stock splits or dividends, will be paid in shares of common stock after the end of the directors' service or such other designated time. Amounts allocable for the second half of calendar year 2003 and thereafter depend upon a number of variables as set forth in footnote (2).

(2)
The number of shares of common stock to be issued and units to be credited under the plan for the second half of calendar year 2003 and thereafter will depend on future variables such as stock prices, the number of nonemployee directors, the level of participation of nonemployee directors and any increases in compensation of directors from time to time and is thus not currently determinable.

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the resolution is required for approval of the Directors' Plan. The Board of Directors has unanimously approved the Directors' Plan and believes it to be in the best interests of the Company and the shareholders. All non-employee directors are eligible to participate in the Directors' Plan and therefore have a personal interest in its approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
DADE BEHRING NONEMPLOYEE DIRECTORS' DEFERRED STOCK COMPENSATION PLAN

Proposal 4—Approval of the Dade Behring Employee Stock Purchase Plan

        We are asking shareholders to approve the Dade Behring Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). The Employee Stock Purchase Plan allows employees to purchase Dade Behring common stock at a discount using payroll deductions. Shareholder approval of the

Employee Stock Purchase Plan would entitle employees in the United States to receive special tax treatment provided by the Internal Revenue Code (the "Code").

        Our Board of Directors adopted the Employee Stock Purchase Plan on November 7, 2002, subject to shareholder approval. The Employee Stock Purchase Plan provides for the issuance of up to one million shares of common stock. A copy of the Employee Stock Purchase Plan is attached to this proxy statement as Appendix C. The description herein is a summary and not intended to be a complete description of the Employee Stock Purchase Plan. Please read the Employee Stock Purchase Plan for more detailed information.

Description of the Employee Stock Purchase Plan

        The purpose of the Employee Stock Purchase Plan is to provide employees of the Company and those subsidiaries designated to participate in the Employee Stock Purchase Plan with an opportunity to purchase shares of common stock. The Employee Stock Purchase Plan has two portions—one portion for employees in the United States and one portion for international employees.

        The portion of the Employee Stock Purchase Plan for employees in the United States is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of such portion of the Employee Stock Purchase Plan, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

        A total of one million shares of common stock will be available for issuance and purchase under the Employee Stock Purchase Plan. The number of shares of common stock available for issuance and purchase under the portion of the Employee Stock Purchase Plan for United States employees will be one million shares of common stock less the number of shares of common stock used for the employee stock purchase programs for employees outside the United States. If any purchase right terminates for any reason without having been exercised, the shares of common stock not purchased under such purchase right shall again become available for the Employee Stock Purchase Plan.

        The Employee Stock Purchase Plan will be administered by the administrative committee for our benefit plans or any other committee appointed by the Board to administer the Employee Stock Purchase Plan (the "Committee"). The Committee has the full and exclusive discretionary authority to construe and interpret the Employee Stock Purchase Plan and the rights granted under it, to designate from time to time which subsidiaries of the Company will participate in the Employee Stock Purchase Plan, to establish rules and regulations for the administration of the Employee Stock Purchase Plan and to amend the Employee Stock Purchase Plan to satisfy applicable laws, to obtain any exemption under such laws or to reduce or eliminate any unfavorable legal, accounting or consequences. The Committee also may adopt special rules for employees of the Company's international subsidiaries to conform to the particular laws and practices of the countries in which such employees reside.

Eligibility

        Generally, all United States employees of the Company and its designated subsidiaries whose customary employment is for more than 20 hours per week and who have completed at least one year of service with the Company or any subsidiary are eligible to participate in the Employee Stock Purchase Plan. Employees of designated subsidiaries outside the United States may have different eligibility requirements as determined appropriate by the Committee, for example, to accommodate local requirements and practices. However, any employee who would own or have options to acquire five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary is excluded from participating in the Employee Stock Purchase Plan. As of December 31, 2002, there were approximately 4,500 employees eligible to participate in the Employee Stock Purchase Plan.

Purchase of Shares of Common Stock

        Pursuant to procedures established by the Committee, eligible employees may elect to have a portion of their compensation used to purchase shares of common stock. Purchase periods are established (currently contemplated to be successive six-month periods) and purchases of shares of common stock are made on the last trading day of the purchase period with compensation amounts withheld from employees during the purchase period. Pursuant to procedures established by the Committee, employees may suspend the amount of compensation being withheld during a purchase period or may withdraw prior to the end of the purchase period any amounts previously withheld during the purchase period, without interest. If during a purchase period an employee suspends the withholding of compensation or withdraws amounts previously withheld, such employee may not recommence withholding of compensation for the purchase of shares of common stock until the following purchase period.

        On each purchase date (the last trading day of each purchase period), any amounts withheld from an employee's compensation during the applicable purchase period for purposes of the Employee Stock Purchase Plan will be used to purchase the greatest number of whole shares of common stock that can be purchased with such amounts. The purchase price for a share of common stock will be set, unless the Committee determines higher percentages, at the lesser of (i) eighty-five percent (85%) of the fair market value of a share of common stock on the first trading day of the purchase period or (ii) eighty-five percent (85%) of the fair market value of a share of common stock on the purchase date. For purposes of the Employee Stock Purchase Plan, "fair market value" generally means the closing sales price of a share of common stock for the day. As of April 4, 2003 the closing sales price of a share of common stock was $18.85 per share.

        The Code limits the aggregate fair market value of the shares of common stock (determined as of the beginning of the purchase period) that any employee in the United States may purchase under the Employee Stock Purchase Plan during any calendar year to $25,000. The Committee may impose restrictions or limitations on the resale of shares of common stock purchased under the Employee Stock Purchase Plan. Employees in the United States must notify the Company if shares of common stock are disposed of in a disposition that does not satisfy the holding period requirements of Section 423 of the Code (generally, as discussed below, two years from the beginning of the applicable purchase period).

        The Company will pay the administrative costs associated with the operation of the Employee Stock Purchase Plan. The employees will pay any brokerage commissions that result from their sales of shares of common stock.

        The Company may deduct or withhold or require employees to pay to the Company any federal, state, local and other taxes the Company is required to withhold with respect to any event arising as a result of the Employee Stock Purchase Plan. The Company may also deduct those amounts from the employees' wages or compensation.

Effect of Certain Corporate Events

        The Employee Stock Purchase Plan provides for adjustment of the number of shares of common stock which may be granted under the Employee Stock Purchase Plan as well as the purchase price per share of common stock and the number of shares of common stock covered by each purchase right for any increase or decrease in the number of shares of common stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the common stock or recapitalization, reorganization, consolidation, split-up, spin-off or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company.

        In the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the Employee Stock Purchase Plan, in the number, class of or price of shares of common stock available for purchase under the Employee Stock Purchase Plan and in the number of shares of common stock which an employee is entitled to purchase and any other adjustments it deems appropriate. In the event of any transaction, the Committee may elect to have the purchase rights under the Employee Stock Purchase Plan assumed or such purchase rights substituted by a successor entity, to set an earlier purchase date, prior to the consummation of such corporate transaction, to terminate all outstanding purchase rights either prior to their expiration or upon completion of the purchase of shares of common stock on the next purchase date, or to take such other action deemed appropriate by the Committee.

Amendment or Termination

        The Board may amend the Employee Stock Purchase Plan at any time, provided such amendment does not cause rights issued under the portion of the Employee Stock Purchase Plan for United States employees to fail to meet the requirements of Section 423 of the Code or cause rights issued under the Employee Stock Purchase Plan to fail to meet the requirements of any securities exchange on which shares of common stock are traded. Moreover, any amendment for which shareholder approval is required under Section 423 of the Code or such securities exchange must be submitted to the shareholders for approval. The Board may terminate the Employee Stock Purchase Plan any time.

U.S. Federal Income Tax Consequences

        The following discussion is only a brief summary of the United States federal income tax consequences to the Company and employees under the portion of the Employee Stock Purchase Plan applicable to employees in the United States. It is based on the Code as in effect as of the date of this proxy statement. The discussion relates only to United States federal income tax treatment; state, local, foreign, estate, gift and other tax consequences are not discussed. The summary is not intended to be a complete analysis or discussion of all potential tax consequences.

        The amounts deducted from an employee's pay pursuant to the Employee Stock Purchase Plan will be included in the employee's compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the purchase period when purchase rights are granted pursuant to the Employee Stock Purchase Plan or at the time the employee purchases shares of common stock pursuant to the Employee Stock Purchase Plan.

        If the shares of common stock are disposed of at least two years after the first day of the purchase period to which the shares of common stock relate and at least one year after the shares of common stock were acquired under the Employee Stock Purchase Plan (the "Holding Period"), or if the employee dies while holding the shares of common stock, the employee (or in the case of the employee's death, the employee's estate) will recognize ordinary income in the year of disposition or death in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the first trading day of the purchase period over the purchase price of the share of common stock or (b) the excess of fair market value of the shares of common stock at the time of such disposition over the purchase price of the shares of common stock.

        If the shares of common stock are sold or disposed of (including by way of most gifts) before the expiration of the Holding Period, the employee will recognize ordinary income in the year of sale or disposition in an amount equal to the excess of the sales price over the purchase price. Even if the shares of common stock are sold for less than their fair market value on the purchase date, the same amount of ordinary income is included in income.

        In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares of common stock and the employee's tax basis in the shares of common stock (generally, the amount the employee paid for the shares of common stock plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares of common stock will be long-term capital gain or loss if the employee's holding period for the shares of common stock exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

        If the employee disposes of shares of common stock purchased pursuant to the Employee Stock Purchase Plan after the Holding Period, the Company will not be entitled to any federal income tax deduction with respect to the shares of common stock issued under the Employee Stock Purchase Plan. If the employee disposes of such shares of common stock prior to the expiration of the Holding Period, the Company generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

New Plan Benefits

        Participation in the Employee Stock Purchase Plan is entirely within the discretion of the eligible employees. Because the Company cannot presently determine the participation levels by employees, the rate of contributions by employees and the eventual purchase price under the Employee Stock Purchase Plan, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the Employee Stock Purchase Plan. Nonemployee directors are not eligible to participate in the Employee Stock Purchase Plan.

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the resolution is required for approval of the Employee Stock Purchase Plan. The Board of Directors has unanimously approved the Employee Stock Purchase Plan and believes it to be in the best interests of the Company and the shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
DADE BEHRING EMPLOYEE STOCK PURCHASE PLAN.

CORPORATE GOVERNANCE AND RELATED MATTERS

BOARD OF DIRECTORS' MEETINGS, COMMITTEES AND FEES

        Our Board of Directors held ten meetings during the year ended December 31, 2002. During 2002, each of our current directors attended 75% or more of the meetings of the Board held during the period for which he has been a director and attended 75% or more of the meetings of committees of the Board on which he served held during the period for which he served. Among the standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Governance Committee, which, in addition to its other functions, acts as a nominating committee.

Audit Committee

        The members of the Audit Committee are Richard W. Roedel (Chairperson), N. Leigh Anderson Ph.D. and Bradley G. Pattelli. All members of the Audit Committee meet the independence requirements of the National Association of Securities Dealers rules. The Audit Committee, among other things provides assistance to the Board of Directors in its oversight of:

  •
  the integrity of the Company's financial statements and the related public reports, disclosures and regulatory filings in which they appear;

  •
  the systems of internal control over financial reporting, operations, and legal/regulatory compliance;

  •
  the performance, qualifications and independence of the Company's independent auditors;

  •
  the performance, qualifications and independence of the Company's internal audit function; and

  •
  compliance with the Company's ethics policies and applicable legal and regulatory requirements.

        The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee reviews and reassesses the adequacy of this charter at least annually. A copy of the written charter is attached as Appendix D to this proxy statement. The Audit Committee held six meetings during 2002. See "Audit Committee Information—Report of Audit Committee" on page 15 for more information.

Compensation Committee

        The members of the Compensation Committee are James G. Andress (Chairperson), Jeffrey D. Benjamin and Alan S. Cooper. The Compensation Committee, among other things: (i) reviews and approves all compensation programs for the chief executive officer and senior management of the Company, including base salary and short-term and long-term incentive compensation plans, including stock options; (ii) prepares reports for the annual proxy statement; (iii) reviews and approves annual changes in the chief executive officer's and each senior executive officer's compensation, including base salary and short-term and long-term incentive awards, and approves all senior management employment contracts; (iv) annually reviews the performance of the chief executive officer and (v) reviews management's succession planning and management development recommendations. The Compensation Committee held seven meetings during 2002. See "Executive Compensation and Other Information" on page 19.

Governance Committee

        The members of the Governance Committee are Alan S. Cooper (Chairperson), James G. Andress and Jeffrey D. Benjamin. Among other functions, the Governance Committee: (i) studies and makes recommendations concerning the size and composition of the Board of Directors and its committee structure; (ii) recommends persons to be nominated by the Board of Directors for election as directors of the Company; (iii) considers nominees recommended by shareholders for election as directors of the Company; and (v) has general responsibility for the Company's corporate governance activities. Recommendations by shareholders for director nominees should be forwarded to the Corporate Secretary and should identify the nominee by name and provide detailed information concerning his or her qualifications. The Company's bylaws require that shareholders give advance notice and furnish certain information to the Company in order to nominate a person for election as a director. See the discussion under "Shareholder proposals and nominations" on page 3. The Governance Committee held four meetings during 2002.

Director Compensation

        Directors who are not employees of the Company each received an annual cash retainer of $40,000 during 2002. Mr. Roedel received a $15,000 annual retainer for his services as Audit Committee Chair. Mr. Andress and Mr. Cooper each received a $5,000 annual retainer for their respective services as Compensation Committee Chair and Governance Committee Chair. The retainers are paid in quarterly installments in advance. In addition, directors are reimbursed for meeting expenses.

        On October 24, 2002, the Board of Directors approved the Dade Behring 2002 Director Stock Option Plan for nonemployee directors. Under the plan, each nonemployee director received an inaugural grant of options to purchase 25,000 shares of common stock. The exercise price for such stock options is $14.72. Approximately one-third of each option grant will vest on October 3, 2003, approximately an additional one-third will vest on October 3, 2004 and each option grant will become fully vested on October 3, 2005.

AUDIT COMMITTEE INFORMATION

        The following "Report of Audit Committee" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A under the Securities Exchange Act of 1934, or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

Report of Audit Committee

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, AU Section 380). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from management and the Company. The Audit Committee has also considered the compatibility of the provision of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting. The Audit Committee held six meetings during fiscal year 2002.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee has recommended to the Board of Directors the selection of the Company's independent auditors.

AUDIT COMMITTEE
Richard W. Roedel, Chairperson
N. Leigh Anderson Ph.D., Committee Member
Bradley G. Pattelli, Committee Member

Independent Auditor Information

        The Company's Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services, which policies and procedures were instituted in December 2002. The Company is early-adopting the SEC's new audit and non-audit fee disclosure requirements in this proxy statement; the requirements are mandatory for fiscal years ending after December 15, 2003.

Fees Billed to Dade Behring by PricewaterhouseCoopers LLP During Years Ended December 31, 2001 and 2002

Audit Fees

        The aggregate fees billed to Dade Behring by its independent auditors, PricewaterhouseCoopers LLP ("PwC"), for professional services rendered in connection with the audit of Dade Behring's financial statements presented in Dade Behring's Annual Report on Form 10-K totaled $3.9 million and $2.5 million for 2002 and 2001, respectively. The fees for 2002 also included the review of Dade Behring's quarterly financial statements included in Dade Behring's Form 10 Registration Statement filed with the Securities and Exchange Commission and other services in connection with our filing of registration statements.

Audit Related Fees

        The aggregate fees billed to Dade Behring by PwC for audit related services totaled $0.1 million and $0.3 million for 2002 and 2001, respectively. These fees were primarily for audits of employee benefit plans and accounting consultations.

Tax Fees

        The aggregate fees billed to Dade Behring by PwC for tax consultation and tax compliance services totaled $0.3 million and $0.2 million for 2002 and 2001, respectively.

All Other Fees

        In addition to the fees described under "Audit Related Fees" and "Tax Fees" above, the aggregate of all other fees billed to Dade Behring by PwC that are not described above totaled $0.7 million for 2002, primarily for various consulting services, and $3.2 million for 2001, primarily for consulting services related to restructuring activities of Dade Behring.

        PwC has been selected to serve as Dade Behring's independent auditors for the year ended December 31, 2003. Representatives of PwC are expected to be present at the Annual Meeting to make a statement, if they desire to do so, and to respond to appropriate questions from shareholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Services Agreements

        We entered into management services agreements with each of Bain Capital, Inc. and Goldman, Sachs & Co. on December 20, 1994. Pursuant to these agreements, we were to have paid Bain Capital, Inc. and Goldman, Sachs & Co., subject to certain conditions, an aggregate annual fee of up to $3.0 million plus their respective out-of-pocket expenses, in return for management consulting in the areas of corporate finance; corporate strategy; investment analysis; market research and business development; advisory services and support; negotiation; analysis of financial alternatives, acquisitions and dispositions; and other services. In connection with the bankruptcy proceedings, as provided in our Plan of Reorganization, each of Bain Capital and Goldman, Sachs & Co. agreed to waive all amounts due and owing under its respective management services agreement. Both of the management services agreements were terminated on the effective date of the Plan of Reorganization.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain of our executive officers, our directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and changes in ownership with the SEC. Such executive officers, directors and shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to us and written representations from the applicable executive officers and our directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis for the year ended 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table contains certain information regarding the beneficial ownership of our common stock as of March 26, 2003 by each of our named executive officers, each member of our Board of Directors, all directors and executive officers as a group and each person or entity known by us to beneficially own more than five percent of the outstanding shares of our common stock.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)(3)	Percentage Beneficially Owned
OZ Management, L.L.C.(4)	4,985,242	12.5%
OZ Management, L.P.(4)	1,727,296	4.3%
Angelo, Gordon & Co., L.P.(5)	4,577,515	11.4%
Scoggin, LLC(6)	3,504,668	8.8%
Seneca Capital, L.P.(7)	3,350,081	8.4%
James W.P. Reid-Anderson	550,596	1.3%
Dominick M. Quinn	149,830	*
Hiroshi Uchida	145,830	*
John M. Duffey	140,230	*
Mark Wolsey-Paige	129,646	*
N. Leigh Anderson, Ph.D.	0	*
James G. Andress	1,000	*
Jeffrey D. Benjamin	25,000	*
Alan Cooper	5,000	*
Bradley G. Pattelli	0	*
Richard W. Roedel	0	*
All executive officers and directors as a group (11 persons)	1,147,132	2.9%

*
Less than 1%

(1)
Unless otherwise indicated, the business address of each person named in the table above is c/o Dade Behring Holdings, Inc., 1717 Deerfield Road, Deerfield, Illinois 60015-0778.

(2)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (1) the power to vote, or direct the voting of, such security or (2) investing power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days of March 26, 2003. Except as otherwise noted, the persons and entities listed on this table have sole voting and investment power with respect to all of the shares of Common Stock owned by them. Calculations are based on a total of 40,026,067 shares of Common Stock outstanding as of March 26, 2003.

(3)
Includes the following number of shares of common stock issuable upon exercise of options exercisable within 60 days of March 26, 2003: (1) 395,296 shares by James W.P. Reid-Anderson; (2) 107,480 shares by Dominick M. Quinn; (3) 103,480 shares by Hiroshi Uchida; (4) 97,880 shares by John M. Duffey and (5) 87,296 shares by Mark Wolsey-Paige.

(4)
Information derived from the Schedule 13G filed jointly by OZ Management, L.L.C., OZF Management, L.P., OZF Management L.L.C., Daniel S. Och and Stephen C. Friedheim with the Securities and Exchange Commission on October 11, 2002. 4,985,242 of the shares are held by the OZ Master Fund, Ltd., 684,699 of the shares are held by the OZF Credit Opportunities Master Fund, Ltd. and 1,042,597 of the shares are held by the OZF Credit Opportunities Master Fund II, Ltd. OZ Management, L.L.C. serves as principal investment manager to a discretionary account with respect to which it has shared voting and dispositive authority over 4,985,242 shares of common stock. OZF Management, L.P. serves as principal investment manager to certain discretionary accounts with respect to which it has shared voting and dispositive authority over 1,727,296 shares of common stock. OZF Management, L.L.C. is general partner of OZF Management, L.P. Daniel S. Och is the senior managing member of OZ Management, L.L.C. and of OZF Management, L.L.C. and, as such, he may be deemed to control such entities and therefore may be deemed to be the beneficial owner of the shares over which OZ Management, L.L.C. and OZF Management, L.P. have voting and dispositive authority. Stephen C. Friedheim is a senior managing member of OZF Management, L.L.C. and, as such, he may be deemed to control such entity and therefore may be deemed to be the beneficial owner of the shares over which such entity has voting and dispositive authority. The address for each of OZ Management, L.L.C., OZF Management, L.P., OZF Management L.L.C., Mr. Och and Mr. Friedheim is 9 West 57th Street, 39th Floor, New York, NY 10019. All of such entities and persons disclaim any beneficial ownership of such shares.

(5)
Information derived from the Schedule 13D and 13D/A filed jointly by Angelo, Gordon & Co., L.P., John M. Angelo and Michael L. Gordon with the Securities and Exchange Commission on November 26, 2002 and December 2, 2002 respectively. Consists of 4,577,515 shares held by Angelo, Gordon & Co., L.P., and certain private investment funds for which Angelo, Gordon & Co., L.P. acts as a general partner or investment advisor with sole voting and dispositive authority. John M. Angelo and Michael L. Gordon are the general partners of AG Partners, L.P., the sole general partner of Angelo, Gordon & Co. L.P. and, as such, they may be deemed to have shared voting and dispositive power over 4,577,515 shares of common stock. The address for Angelo, Gordon & Co., L.P., AG Partners, L.P., Mr. Angelo and Mr. Gordon is 245 Park Avenue, New York, NY 10167.

(6)
Information regarding Scoggin, Inc. is derived from the Schedule 13G filed jointly by Scoggin Capital Management, L.P. II, Scoggin International Fund, Ltd., Scoggin, LLC, Craig Effron, Curtis Schenker, Jeffrey E. Schwarz, Karen Finerman, Bedford Falls Investors, L.P., Metropolitan Capital Advisors International Limited and Metropolitan Capital Partners II, L.P. with the Securities and Exchange Commission on February 14, 2003. Includes 1,205,663 shares of common stock owned by Scoggin Capital Management, L.P. II. The general partner of Scoggin Capital Management, L.P. II is S&E Partners, L.P. and the general partner of S&E Partners, L.P. is Scoggin, Inc. Also includes 1,213,596 shares of common stock over which Scoggin, LLC has sole voting and dispositive authority as the general partner of Scoggin International Fund, Ltd., and 676,906 shares over which Scoggin, LLC has shared voting and dispositive authority as the investment manager for certain discretionary managed accounts. Craig Effron and Curtis Schenker are the stockholders of Scoggin, Inc. and the managing members of Scoggin, LLC and, as such, have shared voting and dispositive authority over 3,096,165 shares of common stock. Also includes 171,624 shares of common stock over which Bedford Falls Investors, L.P., has sole voting and dispositive authority. The general partner of Bedford Falls Investors, L.P. is Metropolitan Capital Advisors, L.P. and

  Metropolitan Capital Advisors, Inc., is the sole general partner of Metropolitan Capital Advisors, L.P. Also includes 147,572 shares of common stock over which Metropolitan Capital Advisors International Limited has sole voting and dispositive authority. The investment manager of Metropolitan Capital Advisors International Limited is Metropolitan Capital Partners III, L.P. and Metropolitan Capital III, Inc. is the sole general partner of Metropolitan Capital Partners III, L.P. Also includes 78,107 shares of common stock over which Metropolitan Capital Partners II, L.P. has shared voting and dispositive authority. The sole general partner of Metropolitan Capital Partners II, L.P. is KJ Advisors, Inc. Jeffrey E. Schwarz and Karen Finerman are the shareholders of Metropolitan Capital Advisors, Inc., Metropolitan Capital III, Inc. and KJ Advisors, Inc. and, as such, have shared voting and dispositive authority over 397,303 shares of common stock. Also includes 6,250 shares of common stock over which Mr. Schwarz has sole voting and dispositive authority and 2,450 shares of common stock over which Mr. Schwarz has shared voting and dispositive authority. Of such shares of common stock over which Mr. Schwarz has shared voting and dispositive authority, 900 shares are held in the Schwarz Family Foundation Trust, 1,500 shares are held in the Schwarz Children's Trust and 50 shares are held in a family custodial account. Also includes 2,500 shares of common stock over which Ms. Finerman has sole voting and dispositive authority. The address for each of Scoggin Capital Management, L.P. II, Scoggin, LLC, Scoggin International Fund, Ltd., Craig Effron, Curtis Schenker, Jeffrey E. Schwarz, Karen Finerman, Bedford Falls Investors, L.P., Metropolitan Capital Advisors International Limited and Metropolitan Capital Partners II, L.P is 660 Madison Avenue, New York, NY 10021.

(7)
Information derived from the Schedule 13G filed jointly by Seneca Capital Advisors, LLC, Seneca Capital, L.P., Seneca Capital II, L.P., Seneca Capital International, Ltd., Seneca Capital Investments, LLC and Douglas A. Hirsch with the Securities and Exchange Commission on February 11, 2003. Includes 1,007,754 shares of common stock that Seneca Capital Advisors, LLC may be deemed to own beneficially as the sole general partner of Seneca Capital, L.P. and Seneca Capital II, L.P., with respect to which shares Seneca Capital Advisors, LLC has shared voting and dispositive authority. Also includes 2,296,940 shares of common stock that Seneca Capital Investments, LLC may be deemed to own beneficially as the sole investment manager of Seneca Capital International, Ltd. with respect to which shares Seneca Capital Investments, LLC has shared voting and dispositive authority. Douglas A. Hirsch is the manager of Seneca Capital Advisors, LLC and Seneca Capital Investments, LLC and as such, he may be deemed to control such entities and may be deemed to be the beneficial owner of the shares over which such entities have voting and dispositive authority. Also includes 45,387 shares over which Mr. Hirsch has sole voting authority and shared dispositive authority. The address for Seneca Capital International, Ltd. is 14 Par La Ville Road, Hamilton HMJX, Bermuda. The address for each of Seneca Capital Advisors, LLC, Seneca Capital Investments, LLC, Seneca Capital, L.P., Seneca Capital, II L.P. and Mr. Hirsch is 527 Madison Avenue, 11th Floor, New York, NY 10022.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following "Report on Executive Compensation" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A under the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

        Dade Behring's Compensation Committee consists of three outside directors responsible for reviewing and approving compensation arrangements for senior management of Dade Behring, including Dade Behring's executive officers and the chief executive officer. The philosophy of the

Committee in establishing compensation arrangements for senior management is: (1) to attract, motivate, retain and reward key executives who are important to the continued success of Dade Behring; (2) to ensure internal and external equity of the executive compensation arrangements and (3) to provide strong financial incentives for outstanding performance, at reasonable cost to the shareholders, for senior management to enhance the value of the shareholders' investment.

Compensation Programs

        The primary components of Dade Behring's executive compensation program are (1) base salary, (2) incentive compensation bonus and (3) stock incentive plans.

        The Compensation Committee believes that:

  •
  Dade Behring's incentive plans provide strong incentives for management to increase shareholder value;

  •
  Dade Behring' s pay levels are appropriate to attract, motivate, retain and reward key executives; and

  •
  Dade Behring's total compensation program is a cost-effective strategy to increase shareholder value.

Base Salary

        The Compensation Committee reviews officers' base salaries annually. Salaries are based on level of responsibility and individual performance. It is the Compensation Committee's objective that total cash compensation (inclusive of base salary and incentive compensation bonus) be in the upper third quartile of total cash compensation levels for similar responsibilities in companies with $1 billion to $3 billion in sales revenue. In setting 2003 base salaries, the Compensation Committee reviewed data from executive compensation surveys including companies with $1 billion to $3 billion in sales revenue. The Compensation Committee believes that our direct competitors for executive talent are not necessarily the companies that are included in a peer group established to compare shareholder returns. Therefore, the Compensation Committee reviews compensation data for executives at companies which are not the same companies as in the peer group index in the performance graph included in this proxy statement. The Compensation Committee was satisfied that Dade Behring's salary levels will achieve the Compensation Committee's objective.

Incentive Compensation Bonus

        Dade Behring maintains a Management Incentive Compensation Plan (the "MICP"). The purpose of the MICP is to provide incentive compensation to key employees, including all executive officers, in a form aligning financial reward to factors that relate to increases in Dade Behring's shareholder value. Bonuses are based upon the extent to which our financial performance during the year has met or exceeded certain goals specified by the Compensation Committee. The financial measures that Dade Behring used for bonus purposes for 2002 involved year-end net debt, EBITDA and quarterly cash flow. Bonuses to the chief executive officer and other executive officers are determined by the Compensation Committee. A participant must be employed as of the distribution date in order to receive a bonus for such year. In the case of death, disability or retirement after age 55, during the plan year the participant would receive a pro rata bonus.

        The MICP is structured to reward participants for achieving exceptional performance. Annual incentive awards for executive officers may be above the median for companies with $1 billion to $3 billion in sales revenue if target levels of performance based upon a predetermined formula are achieved or exceeded. Awards are reduced significantly if target levels of performance are not achieved.

Equity Based Program

        In 2002, in connection with the execution of the Plan of Reorganization, the Board of Directors approved grants of shares of Dade Behring common stock and options to purchase shares of Dade Behring common stock to certain of Dade Behring's key employees, including each of the executive officers named in the summary compensation table. The grants were made under the Chief Executive Officer Equity Plan, the Management Stock Option Plan and the Management Stock Award Plan (collectively "the Stock Incentive Plans") and were structured to secure the retention of the individual members of the current management team through the execution of the planned reorganization process and through the post reorganization fiscal years during which Dade Behring will continue to be burdened by high debt to capital ratios. More importantly, a second objective of the stock incentive plans is to align management and shareholders' interests.

Chief Executive Officer Compensation

        The Company's executive compensation philosophy is to target total cash compensation (base salary and incentive compensation bonus) in the upper third quartile total cash compensation levels for chief executive officer positions in companies with $1 billion to $3 billion in sales revenue. Mr. Reid-Anderson's total cash compensation in 2002 was structured to provide focus and incentive for him to lead the company through the financial restructuring process. In June 2002, in connection with Mr. Reid-Anderson's annual review, the Board determined and approved a 6% ($43,500) increase in base salary to $768,500, effective June 1, 2002. Mr. Reid-Anderson's 2002 annual incentive bonus was determined based on the criteria set forth under the MICP described above. Based on the Compensation Committee's review of the financial criteria under the MICP and its subjective evaluation of Mr. Reid-Anderson's performance in the year in which the Company successfully completed its Plan of Reorganization, the Compensation Committee approved an incentive bonus under the MICP for 2002 of $1.55 million for Mr. Reid Anderson. Mr. Reid-Anderson also received 132,000 shares of stock and 988,240 non-qualified stock options at an exercise price of $14.72 per share on October 3, 2002 under the Stock Incentive Plans in recognition of the successful completion of Dade Behring's reorganization as well as to motivate, retain and reward Mr. Reid-Anderson for creating long term value for the company and shareholders.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally limits the Company's income tax deduction for compensation paid in any taxable year to its chief executive officer or any of its four other highest paid executive officers to $1,000,000 per individual, subject to certain exceptions. The Compensation Committee considers the anticipated tax treatment to the Company and to the executive officers in its review and establishment of compensation programs and payments. The Compensation Committee has determined that it will not necessarily seek to limit executive compensation to that deductible under Section 162(m) of the Code. The Compensation Committee will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interest of the Company and its shareholders.

COMPENSATION COMMITTEE
James G. Andress, Chairperson
Jeffrey D. Benjamin, Committee Member
Alan S. Cooper, Committee Member

PERFORMANCE GRAPH

        The following graph compares the changes in Dade Behring's cumulative total shareholder return on its common shares with the Standard & Poor's 500 Stock Index and the Media General Industry Group—Medical Instruments and Supplies Index.

COMPANY/INDEX/MARKET	10/3/2002	10/31/2002	11/29/2002	12/31/2002
Dade Behring Holdings, Inc.	100.00	101.90	111.75	105.98
Medical Instruments/Supplies Index	100.00	101.44	108.62	107.47
S&P Composite Index	100.00	108.80	115.21	108.44

        Assumes $100.00 invested on October 3, 2002 in each referenced group with reinvestment of dividends. Dade Behring Holdings, Inc. did not pay any dividends for the period shown.

        The Performance Graph is presented for the period beginning on October 3, 2002, the date on which our Plan of Reorganization became effective and ending on December 31, 2002. Historical stock performance during this period may not be indicative of future stock performance.

EQUITY COMPENSATION PLANS

        The following table summarizes information, as of December 31, 2002, relating to Dade Behring's equity compensation plans under which stock options or shares may be granted from time to time. Information about the proposed Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan and the Dade Behring Employee Stock Purchase Plan is not included in the table below and instead can be found under "Proposals"—"Proposal 3" at page 7 and "Proposal 4" at page 9.

Plan Category	Number of Securities to Be Issued upon Exercise Of Outstanding Options Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(c) (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by shareholders	N/A	N/A	N/A
Equity compensation plans not approved by shareholders(1)(2)	5,266,900	$14.72	2,012,512	(3)

Total	5,266,900		2,012,512

(1)
5,116,900 of the outstanding options and all 70,588 share awards remaining available for issuance as of December 31, 2002 are pursuant to the Dade Behring 2002 Management Stock Option Plan, the Dade Behring 2002 Management Stock Award Plan and the Dade Behring 2002 Chief Executive Officer Equity Plan. Such options and awards were described in the disclosure statement provided in connection with the Plan of Reorganization and were part of the Plan of Reorganization approved by all voting classes of creditors and by the bankruptcy court.

  The 2002 Management Stock Option Plan and 2002 Chief Executive Officer Equity Plan provide for the issuance of up to 7,058,824 stock options. On October 3, 2002, 5,094,300 stock options were granted under these plans. Additional grants of 22,600 stock options were made during the remainder of 2002. The terms for options under both plans are substantially the same. Forty percent of such stock options vested on January 1, 2003, with an additional 20% vesting and exercisable at the end of each of the first, second and third anniversaries of the grant date. The strike price for the options was $14.72. Most of the remaining options are expected to be granted on October 3, 2003. Forty percent of option awards will be vested and exercisable on the grant date, with an additional 20% vesting and becoming exercisable at the end of each of the first, second and third anniversaries of the grant date. The exercise price for these options will be the lower of 90% of the market value of the common stock at the grant date or $18.40. All option awards issued to executive officers are determined by the Board of Directors and option awards issued to all other participants are determined by the Chief Executive Officer. Accelerated vesting occurs upon a change of control (as defined in the 2002 Management Stock Option Plan or 2002 Chief Executive Officer Equity Plan, as applicable) or termination without cause. In addition, under the 2002 Chief Executive Officer Equity Plan, acceleration of vesting to the next vesting tranche occurs if the Chief Executive Officer's employment is terminated for good reason or due to the Chief Executive Officer's death or disability and upon such death or disability, the period for exercise is extended to 12 months. Vested and exercisable options generally expire on the earlier of (1) the tenth anniversary of the date of grant, (2) the six-month anniversary of the employee's termination date if such termination was the result of death or disability, (3) the 90th day following an employee's termination date if such termination was the result of anything other than death, disability or termination for cause, or (4) immediately upon termination for cause.

  Upon a change in control as defined in the option plans, the options can be converted, cashed out or otherwise dealt with in accordance with the option plans.

  400,000 shares of common stock were issued as of October 3, 2002 as stock awards to the Chief Executive Officer and the executive team under the 2002 Chief Executive Officer Equity Plan and 2002 Management Stock Award Plan. All stock awards to executive officers were determined by the Board of Directors and stock awards to all other participants were determined by the Chief Executive Officer. Stock awards fully vested upon grant without any restrictions. The remaining 70,588 shares under the plans were awarded and issued in March 2003 upon the satisfaction of the conditions that shares be listed on Nasdaq and certain price requirements for a specified period of time be met.

(2)
150,000 options were granted under the Dade Behring 2002 Director Stock Option Plan. Under this plan, options to purchase 25,000 shares of common stock with an exercise price of $14.72 per share were granted to each of the six non-employee Directors. These grants were made to attract and retain qualified persons who are not employees of the Dade Behring for service as members of the Board of Directors by providing such members with an interest in Dade Behring's success and progress. The options vest and become exercisable in three installments on the first, second and third anniversaries of October 3, 2002. Vested and exercisable options expire on the earliest of (1) October 24, 2012, (2) the six month anniversary of a director's termination date, if such termination was the result of death or disability, or (3) the 90th day following a director's termination date, if such termination was the result of anything other than death or disability. The aforementioned grants represent all of the shares issuable under the Dade Behring 2002 Director Stock Option Plan.

(3)
Includes 70,588 shares of common stock issued in March 2003 pursuant to the Dade Behring 2002 Management Stock Award Plan and the Dade Behring 2002 Chief Executive Officer Equity Plan to the named executive officers listed in the Summary Compensation Table and certain other officers and key employees.

PENSION PLANS

        Dade Behring Inc. maintains a defined benefit pension plan (the "Pension Plan") for the benefit of its United States employees, including executive officers. Under the cash balance formula design, Dade Behring Inc. posts quarterly cash balance credits to each participant's individual account. The credits range from 4% to 10% of pay for the calendar quarter, depending on a participant's combined age and years of service as of December 31 of the previous year. The following table sets forth the annual cash balance credits based on pay, age and service:

Points for Age plus Service as of December 31 of the Previous Plan Year	Dade Behring Inc.'s Quarterly Cash Balance Credits as a Percent of Pay
Less than 35	4%
35 to 44	5%
45 to 54	6%
55 to 64	7%
65 to 74	8%
75 to 84	9%
85 and more	10%

        The credits are posted to a participant's account at the end of each calendar quarter, based on the participant's pay for that quarter. Interest credits are also posted to a participant's account as of the end of each calendar quarter based on (1) the participant's balance for the previous quarter and (2) one-fourth of the prevailing annual rate of return for 10-year United States Treasury bills as of the end of the previous quarter. Regardless of the prevailing annual rate, the Pension Plan will credit a participant's account with a minimum annual rate of 5% and a maximum annual rate of 10% in interest. The named executive officers that are covered under the Pension Plan had the following annual benefit accrued as of December 31, 2002 and payable at age 65 as follows: Mr. Reid-Anderson, $14,900; Mr. Uchida, $6,800; Mr. Duffey, $15,600; and Mr. Wolsey-Paige, $23,300.

        Dade Behring Inc. also maintains a Supplemental Pension Plan that provides eligible individuals, including executive officers, with the difference between the benefits they actually accrue under the Pension Plan and the benefits they would have accrued under such plan but for the maximum benefit and compensation limitations imposed by law. Vesting of benefits is determined by reference to each participant's vested percentage under the Pension Plan. Participants' account balances are credited with earnings based upon the benefit accrual rate for the Pension Plan. Benefits under the Supplemental Pension Plan are payable upon death, disability, retirement or separation from service and are payable from our general assets. Supplemental Pension Plan distributions in either annuity payments or as a lump sum are determined at our discretion. The named executive officers that are covered under the Supplemental Pension Plan had the following annual benefit accrued as of December 31, 2002 and payable at age 65 as follows: Mr. Reid-Anderson, $138,200; Mr. Uchida, $13,600; Mr. Duffey, $12,800; and Mr. Wolsey-Paige, $18,400.

        Dade Behring Holding GmbH maintains a pension plan (the "German Pension Plan") for the benefit of its German employees. Mr. Quinn is covered under the German Pension Plan. For the year 2002, employees contribute between 1.5% and 2.5% of pensionable income up to the social security contribution ceiling (4,500 Euros/month for 2002), with an equal amount contributed by Dade Behring Holding GmbH. An additional notional contribution of between 11.5% and 15% of pensionable income above the social security contribution ceiling is credited by Dade Behring Holding GmbH. In addition, Mr. Quinn is entitled by agreement to an additional supplemental pension benefit based on an additional company contribution of approximately 25,564 Euros (50,000 DEM) for each of 2001 and 2002 and approximately 30,677 Euros (60,000 DEM) for each additional year of employment through 2011. Pension benefits are paid out in the form of a monthly annuity which is actuarially determined based on aggregate contributions and imputed earnings. Assuming a conversion rate of 1.0476 from Euros to United States dollars, at December 31, 2002 Mr. Quinn has an annual pension benefit accrued and payable at age 65 of $43,500.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE IN CONTROL ARRANGEMENTS

Arrangements with Mr. Reid-Anderson

        Dade Behring Inc. has an employment agreement with Mr. Reid-Anderson dated June 1, 2001 and a supplemental letter dated November 20, 2001, which we refer to collectively, as the "Employment Agreement," which extends until terminated by Dade Behring Inc. or Mr. Reid-Anderson. Under the terms of the Employment Agreement, Mr. Reid-Anderson serves as President and Chief Executive Officer of Dade Behring Inc. The Employment Agreement provides that so long as Mr. Reid-Anderson serves as Chief Executive Officer of the Company, he will also be appointed to serve as a director on our Board of Directors and that of Dade Behring Inc. The Employment Agreement provides for a base salary, an annual target bonus, an incremental retention payment, change of control parachute gross-up payments, if necessary, and perquisites, including an automobile allowance and reimbursement of expenses incurred for home leave travel. Mr. Reid-Anderson's base salary is subject to the review of the Board of Directors on an annual basis and the award of the annual target bonus and the incremental retention payment are based upon the achievement of specific bonus targets and specified objectives, respectively. Mr. Reid-Anderson is eligible under the Employment Agreement to participate in all of the benefit programs for which our senior executive employees are generally eligible. For purposes of determining his participation in our cash balance pension program, however, his benefits accrue as though he had provided two years of service for every one year of service that he actually provides.

        In the event Mr. Reid-Anderson is terminated without cause or resigns for good reason, the Employment Agreement provides that he shall receive an amount equal to twice his base salary plus twice his target bonus for the year in which his employment ended. In such event, Mr. Reid-Anderson will also continue to receive the perquisites described above and participate in our health program for 24 months after the date of his termination. In the event that his employment is terminated due to his death or disability, the terms of the Employment Agreement provide that he shall receive a bonus equal to the bonus that he would have received had he remained employed for the entire year, pro rated for the number of days that he was employed during that year. In addition, in the event that his employment is terminated due to his death or disability or by him for good reason, option vesting will accelerate as through the next option vesting date had occurred. With a termination due to death or disability, Mr. Reid-Anderson's options will generally remain exercisable for 12 months after the termination.

        The Employment Agreement also incorporates standard noncompete and non-solicit provisions applicable to the period of his employment and for two years thereafter, unless Mr. Reid-Anderson's employment is terminated by reason of material breach by us of our obligations to him under the Employment Agreement. As a condition to receiving the severance payments described above, Mr. Reid-Anderson must not be in material breach of the Employment Agreement and must execute a general release in our favor.

Severance Agreements

        Dade Behring has entered into a severance agreement with each of the named executive officers listed in the Summary Compensation Table other than Mr. Reid-Anderson. In the event that such executive is involuntarily terminated (as defined in each severance agreement), the executive is entitled to receive (1) his base salary for a period of 12 months from the date of termination, and (2) a bonus, to be determined by the Board of Directors in good faith, equal to the bonus such executive would have received had the executive remained employed for the entire bonus period, pro rated based on the number of days that have elapsed during the year through the date of termination.

        The executive severance agreements also contain standard non-compete and non-solicit clauses applicable to the period of the executive's employment and for one year thereafter. As conditions to receiving the payments described above, the executive must not have breached the terms of the executive severance agreement and must execute a general release in our favor.

Change in Control Arrangements

        Dade Behring's Stock Incentive Plans provide that, as of the date of a "change in control," any outstanding options will become fully exercisable and vested. The Stock Incentive Plans use definitions of change in control that generally include: (i) an acquisition by any individual, entity or group of beneficial ownership of at least 50% of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; (ii) a change in the composition of a majority of our Board of Directors which is not supported by our current Board of Directors; (iii) subject to certain exceptions, the consummation of a merger, reorganization, consolidation or similar event or the sale or other disposition of all or substantially all of our assets; or (iv) the approval of the shareholders of our complete liquidation or dissolution.

        A special one time bonus pool of $20 million will be payable upon a change in control of the Company within five years of the effective date of the Plan of Reorganization. The special one time bonus pool is payable in cash upon such change of control to the Chief Executive Officer, executive team and key employees on a ratable basis based on each executive/employee's share of stock options awarded as part of the Stock Incentive Plans and still outstanding immediately prior to the change in control consistent with the terms of the Stock Incentive Plans. The $20 million pool will be reduced (but not below zero) by the aggregate amount of any realized gain in the Chief Executive Officer's, executive team's and key employees' stock options awarded as part of the Stock Incentive Plans consistent with the terms thereof upon a change of control.

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation paid by the Company or its subsidiaries to our Chief Executive Officer and our four most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers") for services rendered in all capacities during the last three years.

		Annual Compensation			Long-Term Compensation Awards
Name And Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation(1)	Restricted Stock Awards	Securities Underlying Options		All Other Compensation ($)(4)
James W.P. Reid-Anderson President and Chief Executive Officer	2002 2001 2000	749,260 670,192 490,000	1,567,559 1,305,000 —	133,402 90,206 90,408	— — (2)	988,240 — 250,000	(3)	1,984,125 1,362,763 17,500
Dominick M. Quinn Executive Vice President	2002 2001 2000	412,224 325,423 287,174	662,133 369,560 —	— — —	— — —	244,700 — 125,000	(3)	529,920 310,963 —
Hiroshi Uchida Executive Vice President	2002 2001 2000	360,000 360,000 379,308	589,059 572,377 —	241,584 224,477 210,198	— — —	244,700 — 150,000	(3)	548,567 336,898 —
John M. Duffey Senior Vice President and Chief Financial Officer	2002 2001 2000	321,923 258,654 209,231	567,559 270,000 95,000	— — —	— — —	244,700 — 75,000	(3)	541,758 279,834 6,984
Mark Wolsey-Paige Executive Vice President	2002 2001 2000	322,308 303,462 258,615	517,559 283,500 —	— — 262,336	— — —	188,240 — 140,000	(3)	542,036 280,718 7,568

(1)
This column includes for Mr. Reid-Anderson home leave allowances of $49,990 for 2002, $49,114 for 2001, and $54,650 for 2000 and $37,861 in 2002 for premiums for supplemental long-term disability insurance and a tax gross-up for such payment; $212,447 for each of 2001 and 2002 and $174,313 for 2000 to Mr. Uchida as an income adjustment to maintain his total compensation at the same level as his Japanese income and $242,155 for a relocation allowance in 2000 for Mr. Wolsey-Paige.

(2)
We granted 100,000 restricted shares of our pre-bankruptcy common stock to Mr. Reid-Anderson in 2000. Our common stock was not traded publicly at that time. All of such shares of restricted stock were cancelled on the effective date of the Plan of Reorganization.

(3)
Stock options cancelled on the effective date of the Plan of Reorganization.

(4)
This column includes for 2002 the value of stock awards granted upon the effectiveness of the Plan of Reorganization to Mr. Reid-Anderson of $1,943,040 and to each of Messrs. Quinn, Uchida, Duffey and Wolsey-Paige of $529,920. In addition the column includes for 2002, $4,000 contributed for each of Messrs. Reid-Anderson, Uchida, Duffey and Wolsey-Paige to the Savings Investment Plan and amounts credited for such named executive officers under the Deferred Savings Investment Plan of $37,085, $14,647, $7,838 and $8,116, respectively.

OPTION GRANTS IN 2002

        The following table sets forth information concerning individual grants of stock options made during 2002 to each of the executive officers named in the Summary Compensation Table.

	Individual Grants				Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted To Employees In Year	Exercise or Base Price ($/Per Share)	Expiration Date	5%	10%
					($)	($)
James W.P. Reid-Anderson	988,240	19.0	14.72	10/03/2012	9,148,463	23,184,001
Dominick M. Quinn	244,700	4.7	14.72	10/03/2012	2,265,268	5,740,635
Hiroshi Uchida	244,700	4.7	14.72	10/03/2012	2,265,268	5,740,635
John M. Duffey	244,700	4.7	14.72	10/03/2012	2,265,268	5,740,635
Mark Wolsey-Paige	188,240	3.6	14.72	10/03/2012	1,742,600	4,416,090

(1)
Non-qualified stock options granted under the Dade Behring 2002 Management Stock Option Plan and the Dade Behring 2002 Chief Executive Officers Equity Plan. Options for the number of shares of Dade Behring common stock indicated were granted effective October 3, 2002, the date that our Plan of Reorganization became effective. Forty percent of such options became exercisable on January 1, 2003. The balance of the options become exercisable in equal installments on the first, second and third anniversary of the grant date. Vesting is accelerated upon a change of control or termination without cause.

(2)
The potential realizable values are shown in the table in conformity with Securities and Exchange Commission regulations, and are not intended to forecast possible future appreciation. The Company is not aware of any formula which will predict with reasonable accuracy the future appreciation of equity securities. No benefit can be realized by optionees without an appreciation in stock price, which will benefit all shareholders commensurately.

AGGREGATED OPTION EXERCISES IN 2002
AND OPTION VALUES AS OF DECEMBER 31, 2002

        The following table sets forth the number and value of unexercised options as of December 31, 2002 for each of the executive officers listed in the Summary Compensation Table. No executive officer listed in the Summary Compensation Table exercised stock options during 2002.

	Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised in the Money Options at December 31, 2002(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
James W.P. Reid-Anderson	0	988,240	0	869,561
Dominick M. Quinn	0	244,700	0	215,336
Hiroshi Uchida	0	244,700	0	215,336
John M. Duffey	0	244,700	0	215,336
Mark Wolsey-Paige	0	188,240	0	165,651

(1)
The value of unexercised in-the-money options as of December 31, 2002 was calculated by subtracting the exercise price from the fair market value of common stock on that date ($15.60), times the number of shares subject to the options.

*    *    *

By Order of the Board of Directors
Louise S. Pearson Vice President, General Counsel and Corporate Secretary
April 25, 2003

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
DADE BEHRING HOLDINGS, INC.

        Dade Behring Holdings, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("GCL"), does hereby certify as follows, pursuant to Section 242 of the GCL:

        FIRST:  That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors, at a meeting held on February 4, 2003, in accordance with Section 242 of the GCL, duly adopted a resolution (i) proposing an amendment to the Certificate of Incorporation of the Corporation, (ii) declaring said amendment to be advisable and in the best interests of the Corporation's stockholders and (iii) directing that the matter be submitted to the stockholders of the Corporation for the approval of said amendment.

        SECOND:  The amendment to the Certificate of Incorporation of the Corporation was duly adopted at the Annual Meeting of Stockholders of the Corporation held on May 28, 2003, in accordance with Section 242 of the GCL.

        THIRD:  That in accordance with the aforementioned resolution, the Corporation's Certificate of Incorporation is hereby amended by amending Section 1 of Article Four in its entirety to read as follows:

    (1)    The total number of shares of all classes of stock which the corporation shall have authority to issue is 65,065,000, consisting of (1) 65,000,000 shares of Common Stock, par value $.01 per share, and (2) 65,000 shares of Preferred Stock, par value $.01 per share. The number of authorized shares of any of the Preferred Stock or the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

        FOURTH:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the GCL.

        IN WITNESS WHEREOF, Dade Behring Holdings, Inc. has caused this certificate to be signed by James W. P. Reid-Anderson, its Chairman of the Board, President and Chief Executive Officer, as of this    th day of May, 2003.

DADE BEHRING HOLDINGS, INC.
By:	Name: James W. P. Reid-Anderson Title: Chairman of the Board, President and Chief Executive Officer

A-1

APPENDIX B

DADE BEHRING
NONEMPLOYEE DIRECTORS'
DEFERRED STOCK COMPENSATION PLAN

ARTICLE I
INTRODUCTION

        I.1    Establishment.    Dade Behring Holdings, Inc. (the "Company") hereby establishes the Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan (the "Plan") for those directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates. The Plan allows Nonemployee Directors to defer the receipt of cash compensation and to receive such deferred compensation in the form of Shares.

        I.2    Purpose.    The Plan is intended to advance the interests of the Company and its stockholders by providing a means to attract and retain qualified persons to serve as Nonemployee Directors and to promote ownership by Nonemployee Directors of a greater proprietary interest in the Company, thereby aligning such Directors' interests more closely with the interests of stockholders of the Company.

        I.3    Effective Date.    The Plan shall become effective as of April 1, 2003 (the "Effective Date"); provided, however, that if the Plan is not approved by a vote of the stockholders of the Company at the next Annual Meeting the Plan and any Stock Units credited hereunder shall terminate and any Fees deferred hereunder shall be paid to the Directors entitled thereto.

ARTICLE II
DEFINITIONS

        Certain terms used in this Plan have the meanings set forth in Appendix I.

ARTICLE III
SHARES AVAILABLE UNDER THE PLAN

        Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under the Plan shall be one hundred thousand (100,000). Such Shares may include authorized but unissued Shares, treasury Shares or Shares that have been reacquired by the Company.

ARTICLE IV
ADMINISTRATION

        The Plan shall be administered by the Board or such other committee as may be designated by the Board. The Committee shall have the authority to make all determinations it deems necessary or advisable for administering the Plan, subject to the express provisions of the Plan. Notwithstanding the foregoing, no Director who is a Participant under the Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

ARTICLE V
ELIGIBILITY

        Each person who is a Nonemployee Director on a Deferral Date shall be eligible to defer Fees payable on such date in accordance with Article VI of the Plan. If any Nonemployee Director subsequently becomes an employee of the Company or any of its subsidiaries, but does not incur a Termination of Service, such Director shall continue as a Participant with respect to Fees previously deferred, but shall cease eligibility with respect to all future Fees, if any, earned while an employee.

ARTICLE VI
DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS

        VI.1    General Rule.    Each Nonemployee Director may, in lieu of receipt of Fees, defer any or all of such Fees in accordance with this Article VI, provided that such Nonemployee Director is eligible under Article V of the Plan to defer such Fees at the date any such Fees are otherwise payable. A Director may elect to defer a percentage (of not less than 50% and in 5% increments up to 100%) of his or her Fees.

        VI.2    Timing of Election.    Each Nonemployee Director who is serving on the Board on the Effective Date may make a Deferral Election at any time prior to the Effective Date. Any person who is not then serving as a Nonemployee Director may make a Deferral Election before the first date on which he or she is entitled to receive Fees. A Nonemployee Director who does not make a Deferral Election when first eligible to do so may make a Deferral Election at such time before any subsequent calendar year in accordance with administrative procedures established with respect to the Plan.

        VI.3    Effect and Duration of Election.    A Deferral Election shall apply to Fees payable after the date such election is made and shall be deemed to be continuing and applicable to all Fees payable in subsequent calendar years, unless the participant revokes or modifies such election by filing a new election form at such time before the first day of any subsequent calendar year in accordance with administrative procedures established with respect to the Plan, effective for all Fees payable on and after the first day of such calendar year.

        VI.4    Form of Election.    A Deferral Election shall be made in a manner satisfactory to the Committee. Generally, a Deferral Election shall be made by completing and filing the specified election form with the Secretary or his or her designee within the period described in Section VI.2 or Section VI.3.

        VI.5    Establishment of Stock Unit Account.    The Company shall establish a Stock Unit Account for each Participant. All Fees deferred pursuant to this Article VI shall be credited to the Participant's Stock Unit Account as of the Deferral Date and converted to Stock Units. The number of Stock Units credited to a Participant's Stock Unit Account as of a Deferral Date shall equal the amount of the deferred Fees divided by the Fair Market Value of a Share on such Deferral Date, with fractional units calculated to three decimal places. Fractional Stock Units shall be credited cumulatively, but any fractional Stock Unit in a Participant's Stock Unit Account at the time of a distribution under Article VII shall be converted into cash equal to the Fair Market Value of a corresponding fractional Share on the date of distribution.

        VI.6    Crediting of Dividend Equivalents.    As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account a dollar amount equal to the amount of cash dividends that would have been paid on the number of Shares equal to the number of Stock Units credited to the Participant's Stock Unit Account as of the close of business on the record date for such dividend. Such dollar amount shall then be converted into a number of Stock

Units equal to the number of whole and fractional Shares that could have been purchased with such dollar amount at Fair Market Value on the dividend payment date.

ARTICLE VII
SETTLEMENT OF STOCK UNITS

        VII.1    Timing of Payment.    A Participant shall receive or begin receiving a distribution of his or her Stock Unit Account in the manner described in Section VII.2 either (i) on or as soon as administratively feasible after the first day of the second calendar month immediately following the month in which the Participant incurs a Termination of Service (but not less than six months after the Participant has made a Deferral Election), (ii) if the Participant has made an election to defer payment in accordance with this Section, on or as soon as administratively feasible after January 1 of the year immediately following the date on which the Participant incurs a Termination of Service, (iii) if the Participant has made an election to defer payment in accordance with this Section, on or as soon as administratively feasible after the date specified by the Participant, or (iv) if elected by the Participant, upon a Change of Control. A Participant must deliver an election to defer the distribution or commencement of distribution to the Secretary or his or her designee at least 6 months (or such longer period determined by the Committee) before the earlier of the date on which the Participant incurs a Termination of Service or the previously designated distribution date.

        VII.2    Payment Options.    A Deferral Election filed under Article VI shall specify whether the Participant's Stock Unit Account is to be settled by delivering to the Participant the number of Shares equal to the number of whole Stock Units then credited to the Participant's Stock Unit Account, in either (i) a lump sum, or (ii) substantially equal annual installments over a period not to exceed 5 years. Any fractional Stock Unit credited to a Participant's Stock Unit Account at the time of a distribution shall be paid in cash at the time of such distribution. A Participant may change the manner in which his or her Stock Unit Account is distributed by delivering a new election form to the Secretary or to his or her designee at least 6 months (or such longer period determined by the Committee) before the earlier of the date on which the Participant incurs a Termination of Service or the previously designated distribution date.

        VII.3    Payment Upon Death of a Participant.    If a Participant dies before the entire balance of his or her Stock Unit Account has been distributed, the balance of the Participant's Stock Unit Account shall be paid in Shares as soon as administratively feasible after the Participant's death, to the beneficiary designated by the Participant under Article IX.

        VII.4    Continuation of Dividend Equivalents.    If payment of Stock Units is deferred pursuant to Section VII.2, the Participant's Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section VI.6 until the entire balance of the Participant's Stock Unit Account has been distributed.

ARTICLE VIII
UNFUNDED STATUS

        VIII.1    General.    The interest of each Participant in any Fees deferred under the Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company. Except as provided in Section VIII.2, no money or other assets shall be set aside for any Participant.

        VIII.2    Trust.    To the extent determined by the Board, the Company may transfer funds necessary to fund all or part of the payments under the Plan to a trust; provided, the assets held in such trust shall remain at all times subject to the claims of the general creditors of the Company. No participant or beneficiary shall have any interest in the assets held in such trust or in the general assets of the Company other than as a general, unsecured creditor. Accordingly, the Company shall not grant a security interest in the assets held by the trust in favor of any Participant, beneficiary or creditor.

ARTICLE IX
DESIGNATION OF BENEFICIARY

        Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive payment of the Participant's Stock Unit Account in the event of such Participant's death. The Company may rely upon the beneficiary designation list filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant's death. If a Participant has not designated a beneficiary, or if the designated beneficiary is not surviving when a payment is to be made to such person under the Plan, the beneficiary with respect to such payment shall be the Participant's surviving spouse, or if there is no surviving spouse, the Participant's estate.

ARTICLE X
ADJUSTMENT PROVISIONS

        In the event of a reorganization, recapitalization, stock split, stock dividend, spin-off, combination, corporate exchange, merger, consolidation or other change in the Common Stock or any distribution to stockholders of Common Stock other than cash dividends or any transaction determined in good faith by the Board or Committee to be similar to the foregoing, the Board or Committee shall make appropriate equitable changes in the number and type of Shares authorized by this Plan, and the number and type of Shares to be delivered upon settlement of Stock Unit Accounts under Article VII.

ARTICLE XI
GENERAL PROVISIONS

        XI.1    No Stockholder Rights Conferred.    Nothing contained in the Plan will confer upon any Participant or beneficiary any rights of a Stockholder of the Company, unless and until Shares are in fact issued or transferred to such Participant or beneficiary in accordance with Article VII.

        XI.2    Changes to The Plan.    The Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of Participants; provided, no action taken without the consent of an affected Participant may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account at the time of such change or termination except that the Board may without the consent of any Participant terminate the Plan and pay out Shares with respect to Stock Units then credited to Participant's Stock Unit Account upon a Change in Control.

        XI.3    Compliance With Laws and Obligations.    The Company will not be obligated to issue or deliver Shares in connection with the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such restrictions as may be applicable under such laws, regulations and other obligations of the Company.

        XI.4    Limitations on Transferability.    Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

        XI.5    Governing Law.    The validity, construction and effect of the Plan and any agreement hereunder will be determined in accordance with the Delaware General Corporation Law.

        XI.6    Plan Termination.    Unless earlier termination by action of the Board, the Plan will remain in effect until such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan.

APPENDIX I

        "Annual Meeting" means the Annual Meeting of stockholders of the Company.

        "Board" means the Board of Directors of the Company.

        "Change in Control" means the occurrence of any of the following:

  (a)
  Any "Person" (having the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended ("1934 Act") and used in Sections 13(d) and 14(d) thereof, including a "group" within the meaning of Section 13(d)(3)) has or acquires "Beneficial Ownership" (within the meaning of Rule 13d-3 under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors ("Voting Securities"); provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are held or acquired by the following: (i) the Company or any of its subsidiaries, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any of its subsidiaries (the persons or entities described in (i) and (ii) shall collectively be referred to as the "Excluded Group") or (iii) any underwriter (strictly in its capacity as underwriter) of an Initial Public Offering or initial purchaser (strictly in its capacity as initial purchaser) in a Rule 144A offering, shall not constitute a Change in Control.

  (b)
  At any time during a period of two consecutive years, the individuals who at the beginning of such period constituted the Board (the "Incumbent Board") cease for any reason to constitute more than fifty percent (50%) of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of more than fifty percent (50%) of the directors then comprising the Incumbent Board, such new director shall, for purposes of this subsection (b), be considered as though such person were a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of (i) either an actual "Election Contest" (as described in the former Rule 14a-11 promulgated under the 1934 Act) or other actual solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board (a "Proxy Contest"), or (ii) by reason of any agreement intended to avoid or settle any actual or threatened Election Contest or Proxy Contest.

  (c)
  Immediately prior to a consummation of a merger, consolidation or reorganization or similar event involving the Company, whether in a single transaction or in a series of transactions ("Business Combination"), unless, following such Business Combination:

  (i)
  the Persons with Beneficial Ownership of the Company, immediately before such Business Combination, have Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation (or in the election of a comparable governing body of any other type of entity) resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Surviving Company") in substantially the same proportions as their Beneficial Ownership of the Voting Securities immediately before such Business Combination;

    (ii)
    the individuals who were members of the Incumbent Board immediately prior to the execution of the initial agreement providing for such Business Combination constitute more than fifty percent (50%) of the members of the board of directors (or comparable governing body of a noncorporate entity) of the Surviving Company; and

    (iii)
    no Person (other than a member of the Excluded Group or any Person who immediately prior to such Business Combination had Beneficial Ownership of fifty percent (50%) or more of the then Voting Securities) has Beneficial Ownership of fifty percent (50%) or more of the then combined voting power of the Surviving Company's then outstanding voting securities.

  (d)
  Immediately prior to the assignment, sale, conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Company to any Person (other than a member of the Excluded Group) unless, immediately following such disposition, the conditions set forth in paragraph (c)(i), (ii) and (iii) above will be satisfied with respect to the entity which acquires such assets.

  (e)
  Approval by the Company's stockholders of a liquidation or dissolution of the Company or the occurrence of a liquidation or dissolution of the Company.

        "Committee" means the Board or a committee appointed to administer the Plan under Article IV.

        "Common Stock" means the Company's class of capital stock designed as Common Stock, par value one cent ($0.01) per share, or, in the event that the outstanding shares of Common Stock are after the Effective Date recapitalized, converted into or exchanged for different stock or securities of the Company, such other stock or securities.

        "Company" means Dade Behring Holdings, Inc. a Delaware corporation, or any successor thereto.

        "Deferral Date" means the date Fees would otherwise have been paid to the Participant.

        "Deferral Election" means a written election to defer Fees under the Plan.

        "Director" means any individual who is a member of the Board.

        "Fair Market Value" of a share of Common Stock means on a given date (a) if the principal market for the Common Stock is the Nasdaq stock market, a national securities exchange or other recognized national market or service reporting sales, the mean between the highest and lowest reported sale prices of a share of Common Stock on the date of the determination on the principal market on which the Common Stock is then listed or admitted to trading, (b) if the Common Stock is not listed on the Nasdaq stock market, a national securities exchange or other recognized national market or service reporting sales, the mean between the closing high bid and low asked prices of a share of Common Stock on the date of the determination as reported by the system then regarded as the most reliable source of such quotations, (c) if the Common Stock is listed on a domestic stock exchange or market or quoted in a domestic market or service, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (a) or (b) above using the reported sale prices or quotations on the last previous day on which so reported or (d) if none of the foregoing clauses apply, the fair market value of a share of Common Stock as determined in good faith by the Board and stated in writing in a notice delivered to the holders of the Common Stock involved.

        "Fees" means all or part of any retainer or meeting fees payable in cash to a Nonemployee Director in his or her capacity as a Director. Fees shall not include any expenses paid directly or through reimbursement.

        "Nonemployee Director" means a Director who is not an employee of the Company or any of its subsidiaries or affiliates. For purposes of the Plan, an employee is an individual whose wages are subject to withholding of federal income tax under Section 3401 of the Internal Revenue Code of 1986, as amended.

        "Participant" means a Nonemployee Director who defers Fees under Article VI of the Plan.

        "Secretary" means the Secretary or any Assistant Secretary of the Company.

        "Shares" means shares of the Common Stock.

        "Stock Units" means the credits to a Participant's Stock Unit Account under Article VI of the Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

        "Stock Unit Account" means the bookkeeping account established by the Company pursuant to Section VI.5.

        "Termination of Service" means termination of service as a Director for any reason.

APPENDIX C

DADE BEHRING
EMPLOYEE STOCK PURCHASE PLAN

        The Dade Behring Employee Stock Purchase Plan is comprised of two subplans as set forth below: the Dade Behring U.S. Employee Stock Purchase Plan and the Dade Behring International Employee Stock Purchase Plan.

        A total of one million (1,000,000) shares of Common Stock of Dade Behring Holdings, Inc. are reserved for sale and authorized for issuance pursuant to the Dade Behring Employee Stock Purchase Plan comprised of the Dade Behring U.S. Employee Stock Purchase Plan and the Dade Behring International Employee Stock Purchase Plan. Such number of shares is subject to adjustment as set forth in Section 9 of each subplan. Shares of Common Stock to be issued under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof.

DADE BEHRING
U.S. EMPLOYEE STOCK PURCHASE PLAN

Section 1.    Purpose.

        The purpose of this Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under section 423 of the Code. The provisions of this Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

Section 2.    Definitions.

        Certain terms used in this Plan have the meanings set forth in Appendix I.

Section 3.    Eligibility Requirements.

        3.1    Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with Section 4 on the first Enrollment Date on or following the later of (a) the date such Employee completes one year of employment; or (b) the Effective Date. Participation in the Plan is entirely voluntary.

        3.2    The following Employees are not eligible to participate in the Plan:

    (a)
    Employees who have been employed less than one (1) year;

    (b)
    Employees whose customary employment is twenty (20) hours or less per week; and

    (c)
    Employees who, immediately upon purchasing Shares under the Plan, would own directly or indirectly, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee).

Section 4.    Enrollment.

        Any Eligible Employee may enroll in the Plan for any Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such Offering Period. Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date.

Section 5.    Grant of Options on Enrollment.

        5.1    Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

        5.2    An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

        5.3    An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

        Notwithstanding anything to the contrary herein, to the extent required by Section 423 of the Code, no Employee shall be granted an option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) which would permit the Employee to purchase Shares under the Plan (and such other plan) in any calendar year with a Fair Market Value (determined at the time such option is granted) in excess of $25,000 and any payments made by a Participant in excess of this limitation shall be returned to the Participant in accordance with procedures established by the Committee.

Section 6.    Payment.

        The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Compensation, the terms and conditions of which are designated by the Committee. Payment amounts shall be credited on a bookkeeping basis to a Participant's Account under this Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

Section 7.    Purchase of Shares.

        7.1    Any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted which are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

        7.2    If, after a Participant's exercise of an option under Section 7.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

        7.3    In the case of Participants employed by a member of the Employer, the Committee may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

        7.4    If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 7, when aggregated with all Shares for which options have been previously exercised under this Plan, exceeds the maximum number of Shares reserved in Section 12, the Company may, in accordance with Section 12, allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant's Account bears to the aggregate balances of all Participants' Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

        7.5    If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan if such Participant or former Participant is subject to United States federal income tax, then such Participant or former Participant shall notify the Company or a member of the Employer in writing of such sale, transfer or other disposition within ten (10) days of the consummation of such sale, transfer, or other disposition. Without limitation on the Participant or former Participant's ability to sell, transfer or otherwise make a disposition of Shares and without limitation on Section 11.2, Participants and former Participants must maintain any Shares purchased pursuant to an option granted under the Plan within two (2) years after the date such option is granted or within one (1) year after the date such Shares were transferred to the Participant at the broker designated by the Committee, unless the Committee determines otherwise.

Section 8.    Withdrawal From the Plan, Termination of Employment, and Leave of Absence.

        8.1    Withdrawal from the Plan. A Participant may withdraw all funds accumulated in the Participant's Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or a member of the Employer (in a manner prescribed by the Committee) at any time up to but not including the thirty (30) days prior to the Purchase Date next following the date such notice of withdrawal is delivered, or at such shorter time in advance of such Purchase Date as the Committee may permit. If notice of complete withdrawal as described in the preceding sentence is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible and the Company or member of the Employer will cease the Participant's payroll withholding for the Plan in accordance with timing and other procedures established by the Committee. An Employee who has withdrawn during a Purchase Period may not return funds to the Company or a member of the Employer during the same Purchase Period and require the Company or member of the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date, if any.

        8.2    Termination of Employment. Participation in the Plan terminates immediately following the end of the Purchase Period during which a Participant ceases to be employed by the Company or a member of the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee.

Notwithstanding the preceding sentence, such Participant may elect to withdraw from the Plan in accordance with Section 8.1 and the procedures prescribed by the Committee.

        8.3    Leave of Absence. If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 8.1. To the extent determined by the Committee or required by Section 423 of the Code, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

Section 9.    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

        9.1    Subject to any required action by the shareholders of the Company, the right to purchase Shares of Common Stock covered by a current Offering Period and the number of Shares which have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan which have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

        9.2    Without limitation on the preceding provisions, in the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares which a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee's authority under this Plan, in the event of any transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

Section 10.    Designation of Beneficiary.

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Section 11.    Administration.

        11.1    The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

        11.2    The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering

Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive and each action of the Committee shall be binding on all persons.

        In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan in violation of Section 423 of the Code nor otherwise cause the Plan to fail to satisfy the requirements of Section 423 of the Code and the regulations thereunder.

        11.3    The Plan provisions relating to the administration of the Plan may be modified by the Committee from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable legal, accounting or other consequences or for any other purpose deemed appropriate by the Committee.

Section 12.    Number of Shares.

        Subject to adjustment as set forth in Section 9, one million (1,000,000) Shares are reserved for sale and authorized for issuance pursuant to the Dade Behring Employee Stock Purchase Plan, and therefore, the number of Shares authorized for issuance pursuant to the Plan is one million (1,000,000) Shares less the number of Shares issued pursuant to the Dade Behring International Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Dade Behring Employee Stock Purchase Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

Section 13.    Miscellaneous.

        13.1    Restrictions on Transfer. Options granted under the Plan to a Participant may not be exercised during the Participant's lifetime other than by the Participant. Neither amounts credited to a Participant's Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

        13.2    Administrative Assistance. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

        13.3    Treatment of Non-U.S. Participants. Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Committee. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Date Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

        13.4    Withholding. The Company or any member of the Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        13.5    Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Committee be reformed to comply with the requirements of Section 423 of the Code. This Section 13.5 shall take precedence over all other provisions in the Plan.

        13.6    Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

        13.7    Amendment and Termination. The Board may amend, alter, or terminate the Plan at any time; provided, however, that (1) the Plan may not be amended in a way which will cause rights issued under the Plan to fail to meet the requirements of Section 423 of the Code; and (2) no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Section 423 of the Code or the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.7.

        If the Plan is terminated, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

        13.8    No Right of Employment. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or a member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

        13.9    Rights as Shareholder. No Participant shall have any rights as shareholder unless and until Shares have been issued to him or her.

        13.10    Governmental Regulation. The Company's obligation to sell and deliver Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

        13.11    Gender. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

        13.12    Condition for Participation. As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification and holding requirements of Section 7.5) and the determinations of the Committee.

APPENDIX I

DEFINITIONS

        "Account" means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Administrative Committee or any other committee appointed by the Board.

        "Common Stock" means the Common Stock of the Company.

        "Company" means Dade Behring Holdings, Inc., a Delaware corporation.

        "Compensation" means base salary, commissions, overtime pay, MICP and other short-term bonuses but excluding other discretionary awards.

        "Cut-Off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

        "Designated Subsidiary" means any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and which has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

        "Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Section 3.

        "Effective Date" means May 28, 2003.

        "Employee" means any individual who is an employee of the Employer for tax purposes.

        "Employer" means the Company and any Designated Subsidiary of the Company.

        "Enrollment Date" means the first Trading Day of an Offering Period.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

  (1)
  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or;

  (2)
  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or;

  (3)
  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        "Grant Date" means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 5.

        "Grant Price" means the Fair Market Value of a Share on the Grant Date for such option.

        "Offering Period" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

        "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Section 4.

        "Plan" means this Dade Behring U.S. Employee Stock Purchase Plan.

        "Purchase Date" with respect to a Purchase Period means the last Trading Day in such Purchase Period.

        "Purchase Date Price" means the Fair Market Value of a Share on the applicable Purchase Date.

        "Purchase Period" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

        "Purchase Price" means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

  (1)
  The Grant Price and

  (2)
  The Purchase Date Price.

        "Shares" means shares of the Company's Common Stock.

        "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        "Trading Day" means a day on which the Nasdaq stock market or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

DADE BEHRING
INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

Section 1.    Purpose.

        The purpose of this Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company.

Section 2.    Definitions.

        Certain terms used in this Plan have the meanings set forth in Appendix A.

Section 3.    Eligibility Requirements.

        3.1.  Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with Section 4 on the first Enrollment Date on or following the later of (a) the date such Employee completes one year of employment or such shorter period determined appropriate by the Committee; or (b) the Effective Date. Participation in the Plan is entirely voluntary.

        3.2.  The following Employees are not eligible to participate in the Plan:

    (a)
    Employees who have been employed less than one (1) year or such shorter period determined appropriate by the Committee; and

    (b)
    Unless otherwise determined appropriate by the Committee, Employees whose customary employment is twenty (20) hours or less per week.

Section 4.    Enrollment.

        Any Eligible Employee may enroll in the Plan for any Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such Offering Period. Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date.

Section 5.    Grant of Options on Enrollment.

        5.1.  Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

        5.2.  An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Section 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

        5.3.  An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

Section 6.    Payment.

        The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Compensation, the terms and conditions of which are designated by the Committee. Payment amounts shall be credited on a bookkeeping basis to a Participant's Account under this Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

Section 7.    Purchase of Shares.

        7.1.  Any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted which are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

        7.2.  If, after a Participant's exercise of an option under Section 7.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

        7.3.  In the case of Participants employed by a member of the Employer, the Committee may provide for Shares to be sold through the Subsidiary to such Participants.

        7.4.  If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Section 7, when aggregated with all Shares for which options have been previously exercised under this Plan, exceeds the maximum number of Shares reserved in Section 12, the Company may, in accordance with Section 12, allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant's Account bears to the aggregate balances of all Participants' Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

Section 8.    Withdrawal From the Plan, Termination of Employment, and Leave of Absence.

        8.1.    Withdrawal from the Plan. A Participant may withdraw all funds accumulated in the Participant's Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or a member of the Employer (in a manner prescribed by the Committee) at any time up to but not including the thirty (30) days prior to the Purchase Date next following the date such notice of withdrawal is delivered, or at such shorter time in advance of such Purchase Date as the Committee may permit. If notice of complete withdrawal as described in the preceding sentence is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible and the Company or member of the Employer will cease the Participant's payroll withholding for the Plan in accordance with timing and other procedures established by the Committee. An Employee who has withdrawn during a Purchase Period may not return funds to the Company or a member of the Employer during the same Purchase Period and require the Company or member of the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date, if any.

        8.2.    Termination of Employment. Participation in the Plan terminates immediately following the end of the Purchase Period during which a Participant ceases to be employed by the Company or a member of the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee. Notwithstanding the preceding sentence, such Participant may elect to withdraw from the Plan in accordance with Section 8.1 and the procedures prescribed by the Committee.

        8.3.    Leave of Absence. If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 8.1. To the extent determined by the Committee, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

Section 9.    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

        9.1.    Subject to any required action by the shareholders of the Company, the right to purchase Shares of Common Stock covered by a current Offering Period and the number of Shares which have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan which have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

        9.2.    Without limitation on the preceding provisions, in the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares which a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee's authority under this Plan, in the event of any transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, to shorten the Offering Period by setting a new Purchase Date, or to take such other action deemed appropriate by the Committee.

Section 10.    Designation of Beneficiary.

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Section 11.    Administration.

        11.1.    The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

        11.2.    The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable legal, accounting or other consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive and each action of the Committee shall be binding on all persons. The Committee may adopt special or different rules for the operation of the Plan for different Participants, including, but not limited to, rules designed to accommodate the practices of the applicable jurisdiction.

        11.3.    The Plan provisions relating to the administration of the Plan may be modified by the Committee from time to time as may be desirable to satisfy any requirements of or under the securities or other applicable laws of the United States or other jurisdiction, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable legal, accounting or other consequences or for any other purpose deemed appropriate by the Committee.

Section 12.    Number of Shares.

        Subject to adjustment as set forth in Section 9, one million (1,000,000) Shares are reserved for sale and authorized for issuance pursuant to the Dade Behring Employee Stock Purchase Plan, and therefore, the number of Shares authorized for issuance pursuant to the Plan is one million (1,000,000) Shares less the number of Shares issued pursuant to the Dade Behring U.S. Employee Stock Purchase Plan. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Dade Behring Employee Stock Purchase Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

Section 13.    Miscellaneous.

        13.1.    Restrictions on Transfer. Options granted under the Plan to a Participant may not be exercised during the Participant's lifetime other than by the Participant. Neither amounts credited to a Participant's Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

        13.2.    Administrative Assistance. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

        13.3.    Treatment of Non-U.S. Participants. Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Committee. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

        13.4.    Withholding. The Company or any member of the Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        13.5.    Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

        13.6.    Amendment and Termination. The Board may amend, alter, or terminate the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.6.

        If the Plan is terminated, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

        13.7.    No Right of Employment. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or a member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

        13.8.    Rights as Shareholder. No Participant shall have any rights as shareholder unless and until Shares have been issued to him or her.

        13.9.    Governmental Regulation. The Company's obligation to sell and deliver Shares under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

        13.10.    Gender. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

        13.11.    Condition for Participation. As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan and the determinations of the Committee.

APPENDIX A

DEFINITIONS

        "Account" means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Administrative Committee or any other committee appointed by the Board.

        "Common Stock' means the Common Stock of the Company.

        "Company" means Dade Behring Holdings, Inc., a Delaware corporation.

        "Compensation" means base salary and any other payments determined appropriate by the Committee.

        "Cut-Off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

        "Designated Subsidiary" means any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and which has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

        "Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Section 3.

        "Effective Date" means May 28, 2003.

        "Employee" means any individual who is an employee of the Employer for purposes of the Plan as determined by the Committee.

        "Employer" means the Company and any Designated Subsidiary of the Company.

        "Enrollment Date" means the first Trading Day of an Offering Period.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

  (1)
  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or;

  (2)
  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or;

  (3)
  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        "Grant Date" means a date on which an Eligible Employee is granted an option under the Plan pursuant to Section 5.

        "Grant Price" means the Fair Market Value of a Share on the Grant Date for such option.

        "Offering Period" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

        "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Section 4.

        "Plan" means this Dade Behring International Employee Stock Purchase Plan.

        "Purchase Date" with respect to a Purchase Period means the last Trading Day in such Purchase Period.

        "Purchase Date Price" means the Fair Market Value of a Share on the applicable Purchase Date.

        "Purchase Period" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee; provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

        "Purchase Price" means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

  (1)
  The Grant Price and

  (2)
  The Purchase Date Price.

        "Shares" means shares of the Company's Common Stock.

        "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        "Trading Day" means a day on which the Nasdaq stock market or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

APPENDIX D

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
DADE BEHRING HOLDINGS, INC.

Organization

        This charter governs the operations of the Audit Committee of the Board of Directors of Dade Behring (Committee). The Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The Committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they:

  a)
  do not accept any consulting, advisory, or other compensatory fee from the Company, except such fees as may be earned in their capacity as Board members;

  b)
  are not an affiliated person of the Company or its subsidiaries; and

  c)
  meet or exceed the independence requirements of the applicable stock exchange listing standards.

        All Committee members shall be financially literate, and at least one member shall be a "financial expert," as defined by SEC regulations.

Purpose

        The Committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to:

  •
  the integrity of the Company's financial statements and the related public reports, disclosures and regulatory filings in which they appear;

  •
  the systems of internal control over financial reporting, operations, and legal/regulatory compliance;

  •
  the performance, qualifications and independence of the Company's independent accountants;

  •
  the performance, qualifications and independence of the Company's internal audit function; and

  •
  compliance with the Company's ethics policies and applicable legal and regulatory requirements.

        In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent accountants, the internal auditors, and management of the Company.

Authority

        In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Administration

        The Committee will meet at least four times each year with authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via tele- or video conferences. The Committee may invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes of each meeting will be prepared.

Duties and Responsibilities

        The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent accountants are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

        In carrying out their responsibilities, the policies and procedures of the Committee shall remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following sections of this charter set forth the principal duties and responsibilities of the Committee, as a guide, with the understanding that the Committee may supplement them as appropriate.

Relationship with the Independent Accountants

•
The Committee shall be directly responsible for the appointment and termination (subject to shareholder ratification, as applicable), compensation, and oversight of the work of the independent accountants, including pre-approval of all audit services provided by the independent accountants and resolution of any disagreements between management and the independent accountants regarding financial reporting.

•
At least annually, the Committee shall obtain and review a report by the independent accountants describing:

•
The firm's internal quality control procedures.

•
Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•
All relationships between the independent accountant and the Company (to assess the auditor's independence).

•
The Committee shall set clear hiring policies for employees or former employees of the independent accountants that comply with SEC regulations and the applicable stock exchange listing standards.

Accounting Matters and Financial & Regulatory Reporting

•
The Committee shall receive regular reports from the independent accountant on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

•
Prior to their release, the Committee shall review and discuss with management, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Chair may represent the entire Committee for purposes of this review.

•
The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent accountants prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the

Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

•
The Committee shall review with management and the independent accountants the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity and completeness of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards.

•
The Committee shall prepare its report to be included in the Company's annual proxy statement, as required by SEC regulations.

Non-Audit Services Provided by the Independent Accountant

•
The Committee shall pre-approve all non-audit services provided by the independent accountants and shall not engage the independent accountants to perform the specific non-audit services prohibited by law or regulation.

•
The Committee may delegate pre-approval authority to a member of the audit Committee. The decisions of any audit Committee member to whom pre-approval authority is delegated must be presented to the full audit Committee at its next scheduled meeting.

Internal Audit

•
The internal audit director shall have dual reporting responsibility to both the Committee and the Chief Financial Officer of the Company. Accordingly, the Committee shall review and concur in the appointment, replacement or dismissal of the internal audit director.

•
The Committee shall review with management and the internal audit director, the charter, plans, activities, staffing and organizational structure of the internal audit function and shall approve the annual internal audit plan.

•
The Committee shall review the effectiveness of the internal audit function, including compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

Adequacy of Audit Scopes and Resources

•
The Committee shall discuss with the internal auditors and the independent accountants the overall scope and plans for their respective audits, including the adequacy of staffing and resources.

Internal Controls

•
The Committee shall discuss with management, the internal auditors, and the independent accountants the adequacy and effectiveness of the accounting and financial controls, including the

  Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

•
The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent accountants' report on management's assertion.

Private & Executive Sessions

•
The Committee shall meet separately and periodically with management, the internal auditors, and the independent accountants to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent accountants to meet privately with the members of the Committee. The Committee shall review with the internal auditors and the independent accountant any audit problems or difficulties and management's response.

Other Matters

•
The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

•
The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

•
The Committee shall institute and oversee special investigations as needed.

•
The Committee shall perform an evaluation of the Committee's and individual members' performance at least annually to determine whether it is functioning effectively.

•
The Committee shall perform any other activities related to this charter as may be requested by the Board.

Approved: December 10, 2002

Getting to the Garden by car

From the city

Follow the Kennedy Expressway
(I-90/94) west to Edens Expressway
(I-94) and U.S. Route 41. Exit at
Lake Cook Road and travel 1/2 mile east
to the Garden.

 From the north

Head south on U.S. Route 41
or I-294. Exit at Lake Cook Road
and travel east to the Garden.

 From the west

From I-90, take I-294 toward
Wisconsin. Exit at Lake Cook Road and
travel east four miles to the Garden.

 From the south

Take I-294 north, exit at Lake Cook Road and travel east four miles to the Garden.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES OF THE BOARD OF DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
						FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS			2.	Approval of the amendment to the Third Amended and Restated Certificate of Incorporation increasing the authorized share capital.	☐	☐	☐
	Nominees:					FOR	AGAINST	ABSTAIN
	01 James W.P. Reid-Anderson 02 Jeffrey D. Benjamin 03 Alan S. Cooper	FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed	3.	Approval of the Dade Behring Nonemployee Directors' Deferred Stock Compensation Plan.	☐	☐	☐
		☐	☐			FOR	AGAINST	ABSTAIN
				4.	Approval of the Dade Behring Employee Stock Purchase Plan.	☐	☐	☐
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)
With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors, or if no recommendation is given, in their own discretion in the best interests of Dade Behring. At the date this Proxy Statement went to press, the Board of Directors had no knowledge of any business other than that described in this Proxy Statement that would be presented for consideration at the Annual Meeting.
				I PLAN TO ATTEND THE MEETING				☐

				By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that if I so elect the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐
Signature	Signature	Date

Please sign exactly as your name appears on this Voting Form. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. A partnership should sign in the partnership name by an authorized person, stating such person's title and relationship to the partnership.

^ FOLD AND DETACH HERE ^

Vote by Telephone or Mail
24 Hours a Day, 7 Days a Week

Telephone voting is available through 11PM Eastern Time
the day prior to annual meeting day.

Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone
1-800-435-6710
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by telephone, you should NOT mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.dadebehring.com

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
DADE BEHRING HOLDINGS, INC.

        The undersigned hereby appoints Louise S. Pearson and David G. Edelstein, and each of them with power to act without the other and with full power of substitution, as proxies, agents and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Dade Behring Holdings, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 28, 2003 or any postponement or adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

You can now access your Dade Behring Holdings, Inc. account online.

        Access your Dade Behring Holdings, Inc. shareholder account online via Investor ServiceDirect® (ISD).

        Mellon Investor Services LLC, agent for Dade Behring Holdings, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

·	View account status	•	Sell shares
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099B tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN	Step 2: Log in for Account Access	Step 3: Account Status Screen
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.	You are now ready to log in. To access your account please enter your: • SSN or Investor ID • PIN • Then click on the Submit button	You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.
The confidentiality of your personal information is protected using secure socket layer (SSL) technology. • SSN or Investor ID • PIN • Then click on the Establish PIN button	If you have more than one account, you will now be asked to select the appropriate account.	• Certificate History • Book-Entry Information • Issue Certificate • Sell shares • Address Change • Duplicate 1099B

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

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